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THE GUARDIAN DEFINED CONTRIBUTION PROTOTYPE


ARTICLE I  -  DEFINITIONS

     The following words and terms, as used in this Plan, shall have the meanings set forth below.

1.01  Account

     1.01 "Account" shall mean the record established and maintained for each Participant to reflect his or her allocable portion of the Investment Fund derived from any Elective Deferrals, any Employer contributions and any mandatory contributions made by the Participant.

1.02  Accrued Benefit

     1.02 "Accrued Benefit" shall mean the values of Policies issued on the Participant's life plus the value of his or her Account as defined in Section 1.01, determined as of the most recent Valuation Date.

1.03  Actual Deferral Percentage (ADP)

     1.03 "Actual Deferral Percentage" or "ADP" shall mean

          (a) for a specified group of Participants for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of

               (1) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to

               (2) the Participant's Compensation for such Plan Year, whether or not the Employee was a Participant for the entire Plan Year.

          (b) Employer contributions on behalf of any Participant shall include:

               (1) any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals of Highly Compensated Employees, but excluding Excess Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of the Employer; and

               (2) at the election of the Employer, Qualified Non-elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

1.04  Actual Retirement Date

     1.04 "Actual Retirement Date" shall mean the date the Employee actually retires from employment by the Employer.

1.05  Adoption Agreement

     1.05 "Adoption Agreement" shall mean the Adoption Agreement executed by the Employer and the Committee named therein, attached hereto, and made a part hereof as more fully set forth therein.
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1.06  Age

     1.06 "Age" shall mean the Employee's Age at his or her nearest birthday.

1.07  Aggregate Limit

     1.07 "Aggregate Limit" shall mean the sum of

          (a) one hundred twenty five (125%) percent of the greater of the ADP of the not Highly Compensated Employees for the Plan Year or the ACP of the not Highly Compensated Employees under the Plan subject to section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement, and

          (b) the lesser of two hundred (200%) percent or two plus the lesser of such ADP or ACP.

     "Lesser" is substituted for "greater" in (a) above and "greater" is substituted for "lesser" after "two plus the" in (b) if it would result in larger aggregate limits.

1.08  Anniversary Date

     1.08 "Anniversary Date" shall mean the Effective Date and the first day of each Plan Year thereafter.

1.09  Annual Additions

     1.09 "Annual Additions" shall mean the sum of the Elective Deferrals, other Employee contributions, Employer contributions and forfeitures allocated to a Participant's Account during a Limitation Year.

1.10  Average Contribution Percentage (ACP)

     1.10 "Average Contribution Percentage" or "ACP" shall mean the average, expressed as a percentage, of the Contribution Percentages of the Eligible Participants in a group.

1.11  Beneficiary

     1.11 "Beneficiary" shall mean any person, estate, trust, or organization entitled to receive a payment under the Plan on the death of a Participant.

1.12  Break in Service

     1.12 "Break in Service" shall mean a twelve (12) consecutive month period (the computation period) during which the Participant does not complete more than five hundred (500) Hours of Service with the Employer. The computation period shall be the twelve (12) consecutive month period which begins with the Employee's first Hour of Service and each subsequent twelve (12) consecutive month period measured from the anniversary of the day the Employee completes his or her first Hour of Service.

1.13  Code

     1.13 "Code" shall mean the Internal Revenue Code of 1986 as amended.

1.14  Committee

     1.14 "Committee" shall mean the individual or individuals selected in the
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Adoption Agreement.

1.15  Compensation

     1.15 "Compensation" shall mean Compensation as that term is defined in
Section 8.05(b) of the Plan, and shall only include the earnings of the Participant which would appear as Wages, Tips or Other Compensation on a W-2 form or as Earned Income for the period selected in Item 4C.

1.16  Contribution Percentage

     1.16 "Contribution Percentage" shall mean the ratio, expressed as a percentage, of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year, whether or not the Employee was a Participant for the entire Plan Year.

1.17  Contribution Percentage Amounts

     1.17 "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions and Qualified Matching Contributions, to the extent not taken into account for purposes of the ADP test, under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggegate Contributions. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account, which shall be taken into account in the Plan Year in which such forfeiture is allocated. If so elected in Item 7D of the Adoption Agreement, the Employer may include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Employer may also elect,in Item 7E of the Adoption Agreement, to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

1.18  Determination Year

     1.18 "Determination Year" shall mean the Plan Year.

1.19  Disability

     1.19 "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of such impairment shall be supported by medical evidence, and shall be determined in accordance with the procedure set forth in
Section 5.03.

1.20  Disability Date

     1.20 "Disability Date" shall mean the date the Employee incurs a physical or mental condition which, in the judgment of the Committee, based upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents an Employee from satisfactorily performing his or her usual duties for the Employer or the duties of such other position or job which the Employer makes available to him or her and for which such Employee is qualified by reason of his or her training, education or experience.
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1.21  Distribution Date

     1.21 "Distribution Date" shall mean the earliest of the Participant's death, Disability, separation from service or attainment of Age fifty nine and one-half (59 1/2).

1.22  Earned Income

     1.22 "Earned Income" shall mean net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a plan qualified under section 401(a) of the Code to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Taxpayer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

1.23  Effective Date

     1.23 "Effective Date" shall be as stated in Item 1 of the Adoption
Agreement.

1.24  Elective Deferrals

     1.24 "Elective Deferrals" shall mean any Employer contribution made to the Plan at the election of the Participant,in lieu of cash Compensation, and shall include contributions made pursuant to a Salary Reduction Agreement. With respect to any taxable year, a Participant's Salary Reduction Contribution is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under section 457 of the Code, any plan as described under section 501(c)(18) of the Code, and any Employer contributions made on behalf of a Participant for the purchase of an annuity Policy under section 403(b) of the Code pursuant to a Salary Reduction Agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

1.25  Eligible Employee

     1.25 "Eligible Employee" shall mean an Employee who satisfies the requirements set forth in Item 2 of the Adoption Agreement. The term "Eligible Employee" shall not include any Employee who is a member of a unit of Employees covered by a collective bargaining agreement with an Employee representative if the Employer and the Employee representative have engaged in good faith bargaining for retirement benefits unless the Employer has elected to include such Employees in Item 2A of the Adoption Agreement. In addition, the term "Eligible Employee" shall not include Employees who are nonresident aliens provided they receive no earned income from the Employer, within the meaning of section 911(d)(2) of the Code, which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code, unless the Employer has elected to include such Employees in Item 2A of the Adoption Agreement. Finally, the term "Eligible Employee" shall not include any Employee employed by an entity which does not adopt the Plan for its Employees.

1.26  Eligible Participant
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     1.26 "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral, if the Employer takes such contributions into account in the calculation of the Contribution Percentage, or to receive a Matching Contribution, including forfeitures, or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Employee Contributions are made.

1.27  Employee

     1.27 "Employee" shall mean any Employee of an Employer maintaining the Plan, as well as any Employee of any other employer required to be aggregated with an Employer maintaining the Plan under sections 414(b), (c), (m) or (o) of the Code. The term "Employee" shall also mean any Leased Employee deemed to be an Employee of any Employer, including employers required to be aggregated with the Employer maintaining the Plan, to the extent provided in sections 414(n) or
(o) of the Code.

1.28  Employee Contribution

     1.28 "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

1.29  Employer

     1.29 "Employer" shall mean the Employer or Employers named in the Adoption Agreement, or any successor by merger, purchase or otherwise that assumes the obligations of this Plan. An Employer's adoption of this Plan shall not imply or include its adoption by affiliates, subsidiaries, or any other employer or employers unless such affiliates, subsidiaries, or other employer or employers are named in the Adoption Agreement, in which event the provisions of Section
14.12 shall apply.

1.30  Entry Date

     1.30 "Entry Date" shall mean the first day of the Plan Year.

1.31  Excess Aggregate Contributions

     1.31 "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

          (a) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

          (b) The maximum Contribution Percentage Amounts permitted by the Average Contribution Percentage test determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages.

     Such determination shall be made after first determining Excess Elective Deferrals pursuant to Section 1.34 and then determining Excess Contributions pursuant to Section 1.33.
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1.32  Excess Amount

     1.32 "Excess Amount" shall mean an amount allocated to a Participant's Account from Employer contributions which causes the total Annual Additions to such Account to exceed the amount permitted under Section 8.01(b).

1.33  Excess Contributions

     1.33 "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

          (a) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

          (b) The maximum amount of such contributions permitted by the ADP test, determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages.

1.34  Excess Elective Deferrals

     1.34 "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under section 402(g) of the Code. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year. Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of

          (a) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Accrued Benefit attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and

          (b) ten (10%) percent of the amount determined under Section 1.34(a) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

1.35  Fully Insured Plan

     1.35 "Fully Insured Plan" shall mean a Plan funded exclusively by the purchase of individual insurance and/or annuity Policies. The provisions of
Section 3.07 shall apply to a Fully Insured Plan.

1.36  Gender

     1.36 "Gender" shall mean that whenever the masculine gender is used, it shall include the feminine gender unless the text indicates the contrary.

1.37  Hardship

     1.37 "Hardship" shall mean an immediate and heavy financial need for funds because of a hardship occasioned by illness, Disability or other demonstrable emergency affecting the Participant or his immediate family as

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determined by the Committee on a uniform and nondiscriminatory basis and in accordance with any Income Tax Regulations issued under section 401(k) of the Code.

1.38  Highly Compensated Active Employee

     1.38 "Highly Compensated Active Employee" shall mean any Employee who performs service for the Employer during the Determination Year and who, during the Look-Back Year:

          (a) received Compensation from the Employer in excess of Seventy Five Thousand ($75,000) Dollars, as adjusted pursuant to section 415(d) of the Code;

          (b) received Compensation from the Employer in excess of Fifty Thousand ($50,000) Dollars as adjusted pursuant to section 415(d) of the Code, and was a member of the Top-Paid Group for such year; or

          (c) was an officer of the Employer and received Compensation during such year that is greater than fifty (50%) percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code. If no officer of the Employer satisfies the Compensation requirement here set forth during either a Determination Year or a Look-Back Year, the highest paid officer of the Employer for such Year shall be treated as a Highly Compensated Employee.

     The term "Highly Compensated Active Employee" shall also mean an Employee who satisfies the definition of a Highly Compensated Employee under Section 1.38(a), (b) or (c) if the term "Determination Year" was substituted for the term "Look-Back Year", provided he or she is one of the one hundred (100) Employees who received the most Compensation from the Employer during the Determination Year.

     The term "Highly Compensated Active Employee" shall also mean a five (5%) percent owner of the Employer at any time during the Look-Back Year or the Determination Year.

1.39  Highly Compensated Employer

     1.39 "Highly Compensated Employee" shall mean Highly Compensated Active Employees and Highly Compensated Former Employees. If an Employee is, during a Determination Year or Look-Back Year, a Family Member of either a five (5%) percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the five (5%) percent owner or top ten (10) Highly Compensated Employee shall be aggregated. In such case, the Family Member and five (5%) percent owner or top ten (10) Highly Compensated Employee shall be treated as a single Employee receiving Compensation and plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and five (5%) percent owner or top ten (10) Highly Compensated Employee. For the purpose of this Section 1.39, the term "Family Member" includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the Top-Paid Group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

1.40  Highly Compensated Former Employee
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     1.40 "Highly Compensated Former Employee" shall mean an Employee who separated from service or was deemed to have separated prior to the Determination Year, performs no service for the Employer during the Determination Year, and was a Highly Compensated Active Employee for either the separation year or any Determination Year ending on or after the Employee's fifty-fifth (55th) birthday.

1.41  Hour of Service

     1.41 "Hour of Service" shall mean

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than five hundred one
(501) Hours of Service shall be credited under this subsection for any single continuous period (whether or not such period occurs in a single computation period). Hours under this subsection shall be calculated and credited pursuant to sections 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference; and

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under Section 1.41(a) or Section 1.41(b), as the case may be, and under Section 1.41(c). These Hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period to which the award, agreement or payment is made.

          (d) Each hour during which an individual is considered an Employee under section 414(n) of the Code.

          (e) Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such Hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this Section 1.41(e) an absence from work for maternity or paternity reasons means an absence

               (1) by reason of the pregnancy of the individual,

               (2) by reason of a birth of a child of the individual,

               (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

               (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this Section 1.41(e) shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or, in all other cases, in the following computation period.

          (f) Hours of Service shall be determined on the basis of the method selected in Item 3E of the Adoption Agreement.

          (g) Hours of Service will be credited for employment with other members of an affiliated service group under section 414(m) of the Code, a controlled group of corporations under section 414(b) of the Code, or a group of trades or businesses under common control under section 414(c) of the Code, of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder. Hours of Service will also be credited for any individual considered an Employee for purposes of the Plan under section 414(n) or section 414(o) of the Code and the regulations thereunder. Hours of Service with an employer will not be credited to an Employee for periods of employment prior to the date such employer was part of an affiliated service group, controlled group of corporations, or a group of trades or businesses under common control with a participating Employer, except to the extent elected in
Item 3E of the Adoption Agreement.

1.42  Insured Plan

     1.42 "Insured Plan" shall mean a Plan under which life insurance or annuity Policies are to be purchased in accordance with an election made in Item 13 of the Adoption Agreement.

1.43  Insurer

     1.43 "Insurer" shall mean the Guardian Life Insurance Company of America and any of its subsidiaries.

1.44  Investment Fund

     1.44 "Investment Fund" shall mean the assets of the Trust other than the value of any Policies.

1.45  Leased Employee

     1.45 "Leased Employee" shall mean any person, other than an Employee of the recipient, who, pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are of a type historically performed by Employees in the business field of the recipient Employer.

     A leased employee shall note be considered an employee of the recipient if:
(i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

1.46  Look-Back Year

     1.46 "Look-Back Year" shall mean the twelve (12) consecutive month period immediately preceding the Determination Year.

1.47  Matching Contribution

     1.47 "Matching Contribution" shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

1.48  Method of Funding

     1.48 "Method of Funding" shall mean the method selected in Item 11 of the Adoption Agreement.

1.49  Net Profits

     1.49 "Net Profits" shall mean current and accumulated earnings of the Employer before Federal and State taxes and contributions to this and any other qualified plan.

1.50  Non-Qualified Employer Contributions

     1.50 "Non-Qualified Employer Contribution" shall mean Employer contributions which are not Qualified Employer Contributions.

1.51  Normal Retirement Age

     1.51 "Normal Retirement Age" shall mean the Participant's Age nearest his or her Normal Retirement Date. Under no circumstances shall the Normal Retirement Age exceed any mandatory retirement age imposed on the Employee.

1.52  Normal Retirement Date

     1.52 "Normal Retirement Date" shall mean the first day of the Plan Year in which the Participant's Normal Retirement Age occurs, other than for Fully Insured Plans. For Fully Insured Plans, the term "Normal Retirement Date" shall mean the Policy anniversary date coincident with or next following the Participant's Normal Retirement Age.

1.53  Owner-Employee

     1.53 "Owner-Employee" shall mean a sole proprietor, or a partner who owns more than ten (10%) percent of either the capital or profits interest of the partnership.

1.54  Participant

     1.54 "Participant" shall mean an Employee who is not excluded under Item 2 of the Adoption Agreement, has satisfied all the eligibility requirements as stated in Item 3 of the Adoption Agreement and who has not declined to fulfill any of the conditions required in Article II. The term "Participant" shall not include any Employee who is a member of a unit of Employees covered by a collective bargaining agreement with an Employee representative if the Employer and the Employee representative have engaged in good faith bargaining for retirement benefits unless the Employer has elected to include such Employees in
Item 2A of the Adoption Agreement. In addition, the term "Participant" shall not include Employees who are nonresident aliens provided they receive no earned income from the Employer, within the meaning of section 911(d)(2) of the Code, which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code, unless the

Employer has elected to include such Employees in Item 2A of the Adoption Agreement.

1.55  Participation Commencement Date

     1.55 "Participation Commencement Date" shall mean the day on which the Participant commenced participation in the Plan.

1.56  Plan

     1.56 "Plan" shall mean the provisions of the Guardian Defined Contribution Plan and Trust Agreement as set forth herein, as modified by the Adoption Agreement, and as applied to the adopting Employer named therein.

1.57  Plan Administrator

     1.57 "Plan Administrator" shall mean the person or persons designated in the Adoption Agreement. If no designation is made, the Plan Administrator shall be the Committee. The Plan Administrator shall be the named Fiduciary and shall have authority to the extent set forth herein to control and manage the operation and administration of the Trust.

1.58  Plan Year

     1.58 "Plan Year" shall mean the twelve (12) consecutive month period designated by the Employer in Item 16 of the Adoption Agreement.

1.59  Policy

     1.59 "Policy" shall mean a Retirement Income, Income Endowment, Whole Life or Term Insurance Policy or an Annuity Policy issued by the Insurer.

1.60  Qualified Employer Contributions

     1.60 "Qualified Employer Contributions" shall mean either Employer discretionary contributions or Qualified Matching Contributions which are subject to the distribution and nonforfeitability requirements under section 401(k) of the Code when made.

1.61  Qualified Joint and Survivor Annuity

     1.61 "Qualified Joint and Survivor Annuity" shall mean an annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than one-half (1/2) or greater than the amount of the annuity payable during the joint lives of the Participant and the Spouse. The Joint and Survivor Annuity will be the amount of benefit which can be purchased with the Participant's Accrued Benefit. The percentage of the survivor annuity under the Plan shall be fifty (50%) percent unless a different percentage is elected by the Employer in Item 19F of the Adoption Agreement.

1.62  Qualified Matching Contributions

     1.62 "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under section 401(k) of the Code when made.

1.63  Qualified Non-Elective Contributions

     1.63 "Qualified Non-elective Contributions" shall mean contributions, other than Matching Contributions or Qualified Matching Contributions, made by the Employer and allocated to Participants' accounts that the Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made, and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

1.64  Retired Participant

     1.64 "Retired Participant" shall mean a former Participant who has retired from the employ of the Employer.

1.65  Salary Reduction Agreement

     1.65 "Salary Reduction Agreement" shall mean a legally binding agreement, on a form prescribed by the Committee, whereby the Participant agrees to reduce his or her annual Compensation during a Plan Year by a percentage he or she selects, subject to the limitations of the Plan and applicable provisions of law. The Committee shall establish such rules for the execution of the Salary Reduction Agreement, including the time and manner of execution of the Agreement, as it, in its sole discretion, shall determine are reasonable and necessary for the proper operation of the Plan, unless the Employer has elected to limit the Committee's discretion by making the appropriate elections in Item 7F of the Adoption Agreement.

1.66  Salary Reduction Contributions Percentage

     1.66 "Salary Reduction Contributions Percentage" shall mean the percentage of annual Compensation for a Plan Year selected by a Participant pursuant to the terms of a Salary Reduction Agreement.

1.67  Self-Employed Individual

     1.67 "Self-Employed Individual" shall mean an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established. The term shall also mean an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

1.68  Shareholder-Employee

     1.68 "Shareholder-Employee" shall mean an Employee or officer of an electing small business (S Corporation) corporation who owns, or is considered as owning within the meaning of section 318(a)(1) of the Code, on any day during the taxable year of such corporation more than five (5%) percent of the outstanding stock of the corporation.

1.69  Sponsor

     1.69 "Sponsor" shall mean the Guardian Life Insurance Company of America.

1.70  Taxable Wage Base

     1.70 "Taxable Wage Base" is the maximum amount of earnings which may be considered wages for such year under section 3121(a)(1) of the Internal Revenue Code.

1.71  Top-Heavy Plan

     1.71 (a) "Top-Heavy Plan" shall mean a Plan which in any Plan Year beginning after December 31, 1983, satisfies the following conditions:

                (1) At least one Key Employee (as defined in Section 1.71(b)) was a Participant in the Plan or was entitled to contributions under the Plan on the Determination Date; and

                (2) (A) If the Top-Heavy Ratio for this Plan exceeds sixty (60%) percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans; or

                    (B) If this Plan is part of a Required Aggregation Group of plans, but which is not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the group of Plans exceeds (60%) percent, or

                    (C) If this Plan is part of a Required Aggregation Group of plans and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty (60%) percent.

                (3) Top-Heavy Ratio:

                    (A) If the Employer maintains one or more defined contribution plans, including any simplified employee pension plan, and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Dates has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Accrued Benefits of all Key Employees as of the Determination Dates, including any part of any Accrued Benefit distributed in the five (5) year period ending on the Determination Dates, and the denominator of which is the sum of all Accrued Benefits, including any part of any Accrued Benefit distributed in the five (5) year period ending on the Determination Dates, both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that Date under section 416 of the Code and the regulations thereunder.

                    (B) If the Employer maintains one or more defined contribution plans, including any simplified employee pension plan, and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Dates has or has had any accrued benefits, the Top-Heavy Ratio for any required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Accrued Benefits under the aggregated defined contribution plan or plans for all Key Employees determined in accordance with (A) above, and the present value of accrued benefits for the aggregated defined benefit plan or plans for all Key Employees as of the Determination Dates, and the denominator of which is the sum of the Accrued Benefits under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (A) above, and the present value of accrued benefits under the defined benefit plan or plans, for all Participants as of the Determination Dates, all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

                    (C) For purposes of (A) and (B) above, the value of account balances and the present value of Accrued Benefits will be determined as of the most recent valuation date that falls within or ends with the twelve

(12) month period ending on the Determination Date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits of a Participant who (i) is not a Key Employee but who was a Key Employee in a prior year or (ii) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The Accrued Benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or
(ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

                    (D) Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

                    (E) Required Aggregation Group: (1) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period, regardless of whether the plan terminated, and (2) any other qualified plan of the Employer which enables a plan described in (1) to meet the requirements of sections 401(a)(4) or 410 of the Code.

                    (F) Determination Date: For any Plan Year subsequent to the first Plan Year, the Determination Date shall be the last day of the preceding Plan Year. For the first Plan Year, the Determination Date shall be the last day of that Year.

                    (G) Valuation Date: The date elected by the Employer in Item 17B of the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

                    (H) Present Value: Present value shall be based only on the interest and mortality rates specified at Item 17A in the Adoption Agreement.

          (b) For purposes of this Section 1.71, the term "Key Employee" means:

               (1) Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's Annual Compensation exceeds fifty (50%) percent of the dollar limitation under section 415(b)(1)(A) of the Code,

               (2) An owner (or considered an owner under section 318 of the Code) of one of the ten (10) largest interests in the Employer if such individual's Compensation exceeds one hundred (100%) percent of such dollar limitation,

               (3) a 5-percent owner of the Employer , or

               (4) a 1-percent owner of the Employer who has an Annual Compensation of more than One Hundred Fifty Thousand ($150,000) Dollars.

Annual Compensation means Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four (4) preceding Plan Years. The determination of who is a key Employee shall be made in accordance with section 416(i)(1) of the Code and the regulations thereunder.

          (c) For purposes of determining ownership interest under Section 1.71(b) (2), (3) and (4), the rules of section 318 of the Code apply in a manner similar to the way in which they apply for purposes of determining ownership in a corporation. For noncorporate interests, capital or profits interest must be substituted for stock.

          (d) The Employer may, by a written election filed with the Trustee(s), elect to have the accrued benefits under any other plan maintained by the Employer taken into account provided the benefits provided under such other plan to its participants are comparable to the benefits provided Participants in this Plan.

          (e) The determination as to whether the Plan is a Top-Heavy Plan for a Plan Year must be made each year. However, the Employer may, by a writing to the Trustee(s), determine that the Plan is to be treated as a Top-Heavy Plan for a Plan Year without regard to the tests set forth in this Section 1.71.

1.72  Top-Heavy Year of Participation

     1.72 "Top-Heavy Year of Participation" means any Year of Participation as defined in Section 1.77 excluding Years of Participation ending in a Plan Year beginning before January 1, 1984, and Years of Participation beginning in a Plan Year during which the Plan is not a Top-Heavy Plan.

1.73  Top-Paid Group

     1.73 "Top-Paid Group" shall mean those Employees of an Employer who are in the group consisting of the top twenty (20%) percent of the Employer's Employees when ranked on the basis of Compensation received from the Employer during such year. For purposes of this definition, the following individuals are not considered Employees for the year for which the determination is made:

          (a) Employees who have not completed six (6) months of service with the Employer by the end of such year; in the determination of whether or not an Employee has completed six (6) months of service, the service completed by the Employee in the immediately preceding year shall be included;

          (b) Employees who normally work less than seventeen and one-half (17 1/2) hours per week; in making this determination, weeks during which the Employee does not work for the Employer are not considered. Employees who work more than seventeen and one-half (17 1/2) hours for more than fifty (50%) percent of the weeks they worked during a year shall be deemed to normally work more than seventeen and one-half (17 1/2) hours per week for such year, and Employees who work less than seventeen and one-half (17 1/2) hours for more than fifty (50%) percent of the weeks they worked during a year shall be deemed to normally work less than seventeen and one-half (17 1/2) hours per week for such year;

          (c) Employees who normally work not more than six (6) months during any year;

          (d) Employees who have not attained Age twenty-one (21);

          (e) Except to the extent provided in Income Tax Regulations, Employees who are members of a unit of Employees covered by a collective bargaining agreement with an Employee representative;

          (f) Nonresident aliens provided the Employee receives no earned income from the Employer, within the meaning of section 911(d)(2) of the Code, which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code.

1.74  Trust

     1.74 "Trust" shall mean the Trust Agreement and those parts of the Adoption Agreement designating the Trustee. The Trust for each Employer other than those named in the same Adoption Agreement shall be separate and apart from the Trust of any other Employer adopting this prototype.

1.75  Trustee

     1.75 "Trustee" or "Trustees" shall mean the person or persons named as Trustee in the Adoption Agreement and their duly appointed successors.

1.76  Uninsured Plan

     1.76 "Uninsured Plan" shall mean a Plan funded solely by investments other than life insurance or annuity Policies.

1.77  Year of Participation

     1.77 "Year of Participation" shall mean a Plan Year during which a Participant completes one thousand (1000) Hours of Service (five hundred (500) Hours in a Standardized Plan), unless the Employer, in Item 15E of the Adoption Agreement elects a different number of Hours of Service. If a Participant completes less than the lesser of one thousand (1000) Hours of Service (five hundred (500) Hours in a Standardized Plan) or the Hours of Service selected in
Item 3C of the Adoption Agreement during a Plan Year, the Participant shall receive no accrual for such Plan Year, unless the failure of such a Participant to accrue a benefit will cause the Plan to fail to satisfy the coverage rules of section 410(b) of the Code or the minimum participation rules of section 401(a)(26) of the Code. To the extent required to satisfy the requirements of section 410(b) or section 401(a)(26), Participants will accrue a benefit for a Plan Year even if they fail to complete the requisite Hours of Service, starting with the Participant with the highest number of Hours of Service and including each successive Participant with the next highest number of Hours of Service until the requirements of section 410(b) or section 401(a)(26) are met for the Plan Year.

1.78  Year of Service

     1.78 "Year of Service" shall mean the twelve (12) consecutive month period (the computation period) during which the Employee completes at least one thousand (1,000) Hours of Service, unless the Employer, in Item 3C of the Adoption Agreement has selected a smaller number of Hours of Service, in which event a Year of Service shall mean the computation period during which the Employee completes such smaller number of Hours of Service. Where the

Employer maintains the plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Employer except to the extent excluded pursuant to an election in Item 3D of the Adoption Agreement.

          (a) For purposes of eligibility, a Year of Service and Breaks in Service shall be measured over a twelve (12) consecutive month computation period measured from the date the Employee first performs an Hour of Service, and from each anniversary thereof. The twelve (12) month measuring period shall be the eligibility computation period.

          (b) For purposes of vesting determinations, a Year of Service and Breaks in Service shall be measured over the Plan Year unless the election in
Item 15D of the Adoption Agreement is made. Such measuring period shall be the vesting computation period. In addition, Years of Service shall not be included to the extent elected in Item 15C of the Adoption Agreement. For purposes of computing an Employee's right to his or her Accrued Benefit, Years of Service and Breaks in Service shall be measured on the same computation period.

          (c) Years of Service prior to termination of employment shall not be credited for any purpose under this Plan if termination of employment occurred prior to the satisfaction of the eligibility requirements selected in Item 3 of the Adoption Agreement.

          (d) Years of Service shall in all cases include periods during which the Employee is on leave of absence with the approval of or at the direction of the Employer by reason of sickness, disability, maternity, death in the family, or for educational purposes or other reasons agreed to by the Employer. Leaves of absence shall also include periods of absence in connection with military service during which the Employee's reemployment rights are legally protected. Leaves of absence shall be granted on a uniform and nondiscriminatory basis. An Employee shall not become a Participant during a leave of absence.

          (e) The following Years of Service will be counted for participation and vesting.

               (1) Years of Service with a predecessor employer who maintained the Plan.

               (2) Years of Service with other members of an affiliated service group, a controlled group of corporations or other trades or businesses under common control, excluding Years of Service completed prior to the date an employer was part of an affiliated service group, controlled group of corporations or trades or businesses under common control with a participating Employer, except to the extent elected in Item 3E of the Adoption Agreement.

               (3) Years of Service while a Participant in a predecessor Plan.

          (f) If elected in Item 3D of the Adoption Agreement, and the Plan is a non-Standardized Plan, Years of Service as a sole proprietor or partner shall be taken into account for all purposes under this Plan. Employees of the Employer, other than a partner, shall be credited with their Years of Service for all purposes under this Plan whether or not the election in Item 3D to consider such service is made, to the extent otherwise required under the terms of the Plan.

ARTICLE II  -  ELIGIBILITY

2.01  Eligibility to Participate

     2.01 Each present and future Employee shall be eligible to become a Participant pursuant to the provisions selected by the Employer in Items 2 and 3 of the Adoption Agreement.

          (a) If dual entry dates are selected in Item 3C of the Adoption Agreement, the Employee will participate on the earlier of the first day of the Plan Year beginning after the date on which the Employee has met the minimum Age and service requirements or six (6) months following the first day of such Plan Year.

          (b) If a single entry date is selected in Item 3C of the Adoption Agreement, the first year of an Employee's participation will commence on the first day of the Plan Year which is nearest to the date on which he or she completes the eligibility requirements or the date selected in Item 3C of the Adoption Agreement if the first day of the Plan Year is not selected in Item 3C. However, if a fractional year (less than one (1) Year of Service) is elected, the first year of an Employee's participation will commence on the first day of the Plan Year following completion of the minimum Age and service requirements, but not later than the first day of the first Plan Year preceding the date six
(6) months after the date on which the Employee first satisfies those requirements.

          (c) If an Employee satisfies the eligibility conditions on the date he or she completes his or her first Hour of Service, the Employee shall enter the Plan on the first day of the first Plan Year following the completion of his or her first Hour of Service unless a different election is made by the Employer in
Item 3C of the Adoption Agreement.

2.02  Notification

     2.02 Each Employee shall be notified by the Committee of the existence of the Plan and of its principal provisions. In addition, each Employee shall be advised of his or her right to participate.

2.03  Waiver of Benefits

     2.03 In a Non-Standardized Plan, an eligible Employee who does not wish to become a Participant or who declines to make any mandatory Employee contributions must sign a waiver notice stating that he has been advised by the Committee that a benefit is made available to the Employee and so knowing waives the right to such benefit. Such waiver shall not preclude the Employee's participation on the first day of a Plan Year next following receipt by the Committee of the Employee's written rescission of such waiver and provided such Employee meets the eligibility requirements in effect on the date of such rescission. Benefits for an Employee who rescinds a waiver shall be those otherwise set forth in this Plan. In no event shall an Employee who has waived a contribution receive an increase in Compensation as a result of such waiver.

2.04  Policy Eligibility Requirements

     2.04 If the Plan is an Insured Plan, in order to have a Policy issued on his or her life, an eligible Employee must execute the required application form or forms. He or she must make available to the Insurer such information as it may require in connection with the issuance of any Policy within ninety (90) days of the date on which he or she is notified of his or her eligibility.

     If the Employee fails to perform all required acts, Employer contributions for his or her benefit will be deposited in the Investment Fund and the death benefits will be the amounts in the Participant's Account. A Policy may be provided for such Participant on a later Anniversary Date when he or she does comply with the conditions in the first paragraph of this Section 2.04.

2.05  Former Participant Eligibility

     2.05 A former Participant who did not have a nonforfeitable right to any portion of the Accrued Benefit derived from Employer contributions at the time of termination from service will be considered a new Employee for eligibility purposes, if the number of consecutive 1-year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service before such Breaks in Service. If such former Participant's Years of Service before termination from service may not be disregarded pursuant to the preceding sentences, such former Participant shall participate in accordance with the provisions of Section 2.08.

2.06  Years of Service for Eligibility

     2.06 All Years of Service with the Employer are counted toward eligibility, except

          (a) if an Employee has a one (1) year Break in Service before satisfying the Plan's requirement for eligibility, service before such Break in Service will not be taken into account;

          (b) in the case of a Participant who does not have any nonforfeitable right to the Accrued Benefit derived from Employer contributions, Years of Service before a period of consecutive 1-year Breaks in Service will not be taken into account in computing eligibility service if the number of consecutive one (1) year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service. If a Participant's Years of Service are disregarded pursuant to this Section 2.06(b), such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to this Section 2.06(b), such Participant shall continue to participate in the Plan or, if terminated, shall participate immediately upon reemployment.

2.07  Changes To and From Eligible Class

     2.07 In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, but has not incurred a Break in Service, such Employee shall participate immediately upon his or her return to an eligible class of Employees. If such Participant incurs a Break in Service, his or her eligibility to participate shall be determined pursuant to the provisions of Section 2.05.

     In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum Age and service requirements and would have previously become a Participant had he or she been in the eligible class.

2.08  Service on Resumption of Employment

     2.08 For non Standardized plans only in the case of any Participant who has a 1-year Break in Service, Years of Service for eligibility purposes before such Break will not be taken into account until the Participant has completed a Year of Service after returning to employment.

          Such Year of Service will be measured by the twelve (12) consecutive month period beginning on an Employee's reemployment commencement date and, if necessary, subsequent twelve (12) consecutive month periods beginning on anniversaries of the reemployment commencement date.

          The reemployment commencement date is the first day on which the Employee is credited with an Hour of Service for the performance of duties after the first eligibility computation period in which the Employee incurs a 1-year Break in Service.

          If a former Participant completes a Year of Service in accordance with this Section 2.08, such Participant's participation will be reinstated as of the reemployment commencement date.

2.09  Failsafe Coverage Rule

     2.09 Notwithstanding any other provision in the Plan to the contrary, in the event an Employee who was a Participant on the first day of a Plan Year does not accrue a benefit for such Plan Year either because such Employee completed fewer than one thousand (1000) Hours of Service but more than five hundred (500) Hours of Service, or such other service requirement as the Employer may have elected, or because the Employee was not employed on the last day of the Plan Year, and if the Employee's lack of eligibility for an accrual would, but for the provisions of this Section 2.10, cause the Plan to fail to satisfy the requirements of either section 401(a)(26) and/or section 410(b) of the Code, such Employee shall accrue a benefit on the same basis as any other Participant. If more than one Employee is ineligible for an accrual as described, and the Plan will satisfy the requirements of section 401(a)(26) and/or section 410(b) of the Code if some but not all of such ineligible Employees are eligible for an accrual, only that number of ineligible Employees necessary to permit the Plan to satisfy the requirements of the cited sections shall be eligible for an accrual. The ineligible Employees shall be ranked in accordance with their Hours of Service for the Plan Year, and the Employees to receive an accrual shall be those with the highest number of Hours of Service. In the event more than one Employee has completed a specific number of Hours of Service, all such Employees shall be eligible for an accrual if any one of them would be so eligible. This provision is intended to prevent the Plan from losing its qualification under section 401(a) of the Code merely because it fails to satisfy the minimum participation rule of section 401(a)(26) or the minimum participation rules of section 410(b) of the Code, and shall be interpreted accordingly. The provisions of this Section 2.09 shall not apply to a Plan using an Adoption Agreement labelled an "Easier Then Ever" Adoption Agreement.


ARTICLE III  -  POLICIES

3.01  Policies and Method of Funding

     3.01 (a) If the Method of Funding is an Insured Plan, other than a Fully Insured Plan, the benefits shall be provided by a Policy or Policies with an Investment Fund. Such Policies shall be applied for by the Trustee at the direction of the Committee on a nondiscriminatory basis upon applications signed by any one Trustee. Each Policy shall be a contract between the Trustee and the Insurer.

          (b) If the Method of Funding is a Fully Insured Plan, the benefits under the Plan shall be provided by the purchase of a a Policy or Policies. Such Policies shall be applied for by the Trustee at the direction of the Committee on a nondiscriminatory basis upon applications signed by any one Trustee. Each Policy shall be a contract between the Trustee and the Insurer.

          (c) If the Method of Funding is an Uninsured Plan, the benefits under the Plan shall be provided by deposits to an Investment Fund.

3.02  Policy Provisions

     3.02 Each Policy shall provide for the following:

          (a) The right to name and change the designation of Beneficiaries and to select the settlement option or, in lieu thereof, to purchase a variable annuity, shall be exercised by the Trustee, at the direction of the Committee, subject, however, to the direction of the Participant, and the provisions of
Section 5.06. The Participant may be required to execute appropriate documents directing Committee and the Trustee as to such provisions.

          (b) All rights, options, and benefits provided by the Policy, or permitted by the Insurer, shall be reserved to the Committee, which shall be responsible for directing the Trustee concerning same. If there is more than one Trustee, at the direction of the Committee any action may be exercised upon signature of any one Trustee. The signature of the Participant shall not be necessary for the exercise of any right except in accordance with the provisions of the Plan.

          (c) The Trustee shall apply for and will be the owner of any Policies purchased under the terms of this Plan. The Policies must provide that proceeds will be payable to the Trustees. However, the Trustees shall be required to pay over all proceeds of the Policies to the Participant's designated Beneficiary in accordance with and to the extent required under the distribution provisions of the Plan. A Participant's Spouse will be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Section 5.06, or an election is made in Item 12D of the Adoption Agreement which guarantees that the Spouse will receive at least one-half (1/2) of the total death benefit payable as a result of the death of the Participant. Except to the extent elected under Item 13G of the Adoption Agreement as to key man insurance, under no circumstances shall the Trust retain any part of the proceeds of any life insurance Policy.

3.03  Application of Policy Credits

     3.03 Any dividends or credits earned on insurance contracts will be allocated to the Accrued Benefit of the Participant for whose benefit the Policy is held.

3.04  Policy Purchase Nondiscriminatory

     3.04 Except as to Policies purchased at the direction of the Participant or as to key man insurance, all Policies purchased pursuant to the Plan must be purchased in a nondiscriminatory manner. A Policy may contain a variable annuity option and, if such option is part of a Policy, the Participant may elect that all Retirement Benefits shall be paid in the form of a variable annuity. Any annuity Policy distributed from the Plan must be nontransferable. Except to the extent elected by the Employer in Item 13E of the Adoption Agreement, no Policy shall be issued on the life of a Participant until the amount available for premium payment will produce a face amount of insurance of at least Two Thousand ($2,000) Dollars.

3.05  Conflict Between Policy and Plan

     3.05 Subject to Section 5.06(b), at the Actual Retirement Date of the Participant, the Trustee, at the direction of the Committee, shall convert the entire value of any Policy into cash or to provide periodic income so that no portion of such value may be used to continue life insurance protection beyond Actual Retirement Date, or shall distribute the Policy to the Participant, as the Participant shall direct. If the Policy has no cash value, it shall be distributed to the Participant.

3.06  Treatment of Policy at Retirement

     3.06 In the event of any conflict between the provisions of the Plan and the terms of any Policy, the Committee shall not direct the Trustee to exercise any Policy rights which would be in conflict with the provisions of the Plan. The terms of any annuity Policy purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of the Plan.

3.07  Minimum Policy Death Benefit

     3.07 Except to the extent elected in Item 13B of the Adoption Agreement, the aggregate life insurance premiums for each Participant must be limited as follows:

          (a) if whole life insurance Policies are used, the aggregate life insurance premiums must be less than one-half (1/2) of the aggregate Employer contributions and forfeitures allocated to the Participant's Accrued Benefit at any particular time, without regard to Trust earnings, capital gains and losses;

          (b) if term insurance or universal life insurance Policies are used, the aggregate life insurance premiums must not exceed one-quarter (1/4) of the aggregate Employer contributions and forfeitures allocated to the Participant's Accrued Benefit at any particular time, without regard to Trust earnings, capital gains and losses;

          (c) if a combination of whole life Policies and term or universal Policies is used, the sum of one-half (1/2) of the whole life insurance premiums and all other life insurance premiums must not exceed one-quarter (1/4) of the aggregate Employer contributions and forfeitures allocated to the Participant's Accrued Benefit at any particular time, without regard to Trust earnings, capital gains and losses.

Notwithstanding the foregoing, in a Profit Sharing Plan if elected in Item 13B of the Adoption Agreement all amounts held in the Trust for a Participant for more than two (2) years may be used to pay premiums on Policies on the Participant's life, and the election set forth in Item 13B of the Adoption Agreement shall apply to the cumulative Employer contributions made during the last two (2) years only. If elected in Item 13B of the Adoption Agreement, all amounts held in the Trust for a Participant who has completed at least five (5) Years of Participation may be used to pay premiums on Policies on the Participant's life.

3.08  Directed Investment in Policy

     3.08 If the Employer so elects in Item 13B of the Adoption Agreement, each Participant may direct the investment of his Accrued Benefit in a life insurance Policy on his or her life, or on the life of someone in whom the Participant has an insurable interest. The amount which can be used to pay life insurance premiums shall be measured as set forth in Section 3.07. In the event a life insurance Policy on the life of someone other than the Participant is purchased pursuant to this Section 3.08, and such other person shall die, the Participant may withdraw the life insurance proceeds to the extent they exceed the cash value of the Policy measured immediately prior to the death of such other person.

3.09  Key Man Insurance

     3.09 If the Employer has elected to permit the purchase of key man insurance in Item 13G of the Adoption Agreement, to the extent the Committee so directs, the Trustee shall purchase insurance on the life or lives of key Employees of the Employer, whether or not such Employees are Participants in the Plan. Such insurance shall be purchased as an investment of the Trust, and the premium shall be charged to each Participant's Account in the same manner as other expenses of the Trust. The cash value of such Policies shall be an asset of the Trust and, upon the death of such key man, the Policy proceeds shall be treated as a gain on an investment under the Trust.


ARTICLE IV  -  RETIREMENT AND DEATH BENEFITS

4.01  Entitlement to Retirement Benefits

     4.01 Each Participant shall be entitled to receive his or her Accrued Benefit on his Normal Retirement Date.

4.02  Top-Heavy Rules Apply

     4.02 If the Plan is or becomes a Top-Heavy Plan in any Plan Year beginning after December 31, 1983, the provisions of Sections 1.71, 6.08 and 7.01(c) shall supersede any conflicting provisions in the Plan or Adoption Agreement.

4.03  Mandatory Commencement of Benefits

     4.03 Benefits under the Plan shall commence, unless the Participant elects otherwise, no later than the sixtieth (60th) day after the latest of the close of the Plan Year in which:

          (a) the Participant attained the earlier of Age sixty-five (65) or the Plan's Normal Retirement Age;

          (b) occurs the tenth (10th) anniversary of the year in which the Participant commenced participation under the Plan; or

          (c) the Participant terminates employment with the Employer.

     The failure of a Participant and his or her spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of
Section 5.13 of the Plan shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy the provisions of Section 4.03.

4.04  Manner of Benefit Payment

     4.04 The Participant's benefit shall be paid as provided in this Plan.

4.05  Increase or Decrease in Benefit

     4.05 If the Compensation of a Participant has increased or decreased since the last adjustment of the contribution for his benefit, or, if there has been no previous adjustment since his entry into the Plan, the amount of contributions to which he shall be considered entitled shall be increased or reduced in accordance with the formula selected in Item 7B of the Adoption Agreement. No increase in insurance benefit shall be provided until the first day of a Plan Year in which such change in Compensation shall be sufficient, upon the application of the formula selected in the Adoption Agreement, to purchase a life insurance policy of at least one thousand ($1,000) dollars, unless the Employer has made a different election in Item 13F of the Adoption Agreement. Unless the Employer has made a different election in Item 13F of the Adoption Agreement, no decrease in insurance benefit shall be effected until the Anniversary Date after which the Compensation of a Participant has decreased for two (2) successive Anniversary Dates since the last adjustment of his insurance benefit unless such Participant's aggregate premium for life insurance exceeds the percent of the contribution for the Participant as limited in Section 3.07.

4.06  Preretirement Death Benefit

     4.06 A Participant shall be entitled to a preretirement death benefit as elected in Item 12 of the Adoption Agreement.

4.07  Designation of Beneficiaries

     4.07 Each Participant, subject to the provisions of Section 5.06, shall have the right, at any time, to select the Beneficiary or Beneficiaries to receive the benefits payable under the Plan by reason of his or her death. Each Participant shall also have the right, subject to the provisions of Section 5.06, to select the mode or method of payment of such benefits to his or her Beneficiary or Beneficiaries. Such designation and election shall be made by an instrument in writing, upon such form or forms as may be provided by the Committee. If the Participant fails to select the mode or method of payments, then each Beneficiary shall select the mode or method of payment of his or her benefit. Subject to the provisions of Section 5.06, designation of a Beneficiary or Beneficiaries and the mode or method of payment may be changed by the Participant by delivering written notice thereof to the Committee. The last such designation received by the Committee shall revoke all prior designations.

4.08  Beneficiaries if No Designation Made

     4.08 If a Participant shall fail to designate a Beneficiary as provided above, or if all of the Beneficiaries so designated shall predecease the Participant, such benefits shall be paid to the person or persons comprising the first surviving class of the following classes:

          (a) The Participant's widow or widower.

          (b) The Participant's children and children of deceased children per stirpes and not per capita.

          (c) The Participant's parents.

          (d) The Participant's brothers and sisters and nephews and nieces who are children of deceased brothers and sisters, per stirpes and not per capita.

          (e) The executors or administrators of such Participant's estate.

4.09  Limitations on Death Benefit Elections

     4.09 No election shall be made by the Participant or the Committee, the effect of which would be to have all or part of a Participant's Accrued Benefit paid only to his designated Beneficiary after his or her death if such benefit would otherwise have been payable during the Participant's lifetime. However, subject to the Policy provisions, the Committee may select a single sum settlement or any optional settlement, except the interest option, available for payment of Accrued Benefits set forth in the Policy. No election shall be made which provides that such benefits shall be payable over a period which exceeds the period permitted under the provisions of Sections 5.07 and 5.08.


ARTICLE V  -  RETIREMENT

5.01  Full Vesting at Normal Retirement Age

     5.01 As of his Normal Retirement Age, a Participant shall be fully vested in his or her Accrued Benefit, and such vesting shall be nonforfeitable. In addition, the Participant's Accrued Benefit derived from Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, and Qualified Matching Contributions is nonforfeitable. Separate accounts for Elective Deferrals, Qualified Non-elective Contributions, Employee Contributions, Matching Contributions, and Qualified Matching Contributions will be maintained for each Participant. Each account will be credited with the applicable contributions and earnings thereon.

5.02  Elective Deferrals at Disability

     5.02 Except to the extent the Employer elects otherwise in Item 6B of the Adoption Agreement, a Participant in a Plan which permits Elective Deferrals shall receive the value of his Accrued Benefit upon his Disability Date. The Committee shall take all necessary steps and execute all required documents to make the benefits available upon such Disability Date. The benefit on the Disability Date shall be such amount which can be provided by the value of the Participant's Accrued Benefit.

5.03  Disability Vesting

     5.03 If the Employer has elected in Item 6 of the Adoption Agreement to fully vest a Participant who becomes disabled, and a Participant is disabled so that he or she is no longer able to continue in the service of the Employer in the same capacity, such Participant shall be fully vested in his or her Accrued Benefit. The Committee, upon competent medical evidence, shall be the sole judge of whether the Disability is such as to warrant such earlier vesting. The Disability benefit shall be paid out at the same time and in the same manner as is provided for the payment of benefits to a Participant who terminates employment. Should the Committee refuse to judge a Participant to be disabled, the Participant shall have the right to demand that the Committee request the medical society in the county in which the Participant is employed to designate one of its member physicians to examine such Participant, provided that the Participant pays one-half (1/2) of all fees and expenses of such examination. The report of such physician shall be final and binding on all parties. No Participant shall be entitled to the benefit of this procedure more than once.

     If elected by the Employer in Item 6C of the Adoption Agreement, contributions will be made to the Plan on behalf of each disabled Participant who is not a Highly Compensated Employee. The contribution made by the Employer shall be based on the Compensation each Disabled Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before he or she became Disabled. Such imputed Compensation for the Disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee, and contributions made on behalf of such Participant will be nonforfeitable when made.

5.04  Employment After Normal Retirement Age

     5.04 If a Participant shall, with the consent of the Employer (which consent shall be reviewed annually and granted in a nondiscriminatory manner) or as required by law, remain in the employ of the Employer after his or her Normal Retirement Date, no distribution of his or her benefit shall be made unless the appropriate election is made in Item 19A of the Adoption Agreement. If the Employer elects to permit or require a distribution at the normal Retirement Date, the Participant shall be entitled to a distribution at the Normal Retirement Date in the same fashion as would apply if he or she actually retired on such Date. Contributions and/or allocations shall continue for the Participant's benefit and he or she shall continue as a full Participant under the Plan until his or her actual retirement.

5.05  Policy Subject to Plan Terms

     5.05 While payments are being made under any Policy, it shall remain subject to the Plan and in the possession of the Trustee, unless the Committee directs the Trustee, in the Committees sole discretion, to deliver such Policy or Policies to a Retired Participant together with such endorsements and restrictions including non-transferability as may be necessary to carry out the purposes of the Plan.

5.06  Retirement Equity Act Provisions

     5.06 (a) Subject to Section 5.06(b), the Participant may choose any method of distribution of benefits available pursuant to the options selected in Item 20 of the Adoption Agreement. Each optional form of benefit provided under the Plan must be made available to all Participants on a nondiscriminatory basis.

          (b) The provisions of this Section 5.06(b) contain the requirements with reference to joint and survivor annuities and preretirement survivor annuities required by sections 401(a)(11) and 417 of the Code, and shall take precedence over any conflicting provision in this Plan.

               (1) The provisions of this Section 5.06(b) shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in
Section 5.06(b)(7).

               (2) Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the Annuity Starting Date, a married Participant's vested Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Accrued Benefit will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

               (3) Qualified Preretirement Survivor Annuity.

                    (A) Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before benefits have commenced then the Participant's vested Accrued Benefit shall be applied toward the purchase of an annuity for the life of the surviving Spouse. The surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. The provisions of this Section 5.06(b)(3)(A) shall not apply if the Employer elects in Item 19D of the Adoption Agreement to permit the Spouse to elect to receive the value of the Qualified Preretirement Survivor Annuity in a lump sum.

                    (B) To the extent any part of the Participant's Accrued Benefit is attributable to Employee Contributions, the portion of the Participant's Accrued Benefit attributable to Employee contributions used to purchase a life annuity for the surviving Spouse shall be that percentage of the Accrued Benefit attributable to Employee contributions determined by dividing the Accrued Benefit attributable to Employee contributions by the Participant's Accrued Benefit.

                    (C) If permitted pursuant to the provisions of Item 19G of the Adoption Agreement, the Spouse can elect to receive the vested Accrued Benefit which would otherwise be used to purchase a life annuity for the Spouse in the form of a lump sum.

               (4) Definitions.

                    (A) Election Period: The period which begins on the first day of the Plan Year in which the Participant attains Age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which Age thirty-five (35) is attained, with respect to the Accrued Benefit as of the date of separation, the election period shall begin on the date of separation. A Participant who will not yet attain Age thirty-five (35) as of the end of any current plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain Age thirty-five
(35). Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 5.05(b)(5)(A). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains Age thirty-five
(35). Any new waiver on or after such date shall be subject to the full requirements of this Section 5.05(a).

                    (B) Earliest Retirement Age: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                    (C) Qualified Election: A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:

                         (i) the Participant's Spouse consents in writing to
the election;

                        (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent, or the Spouse expressly permits designations by the Participant without any further spousal consent;

                       (iii) the Spouse's consent acknowledges the effect of the election; and

                        (iv) the Spouse's consent is witnessed by a Plan representative or notary public.

Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent, or the Spouse expressly permits designations by the Participant without any further spousal consent. If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election.

     Any consent by a Spouse obtained under Section 5.06(b)(4)(C), or the establishment that the consent of a Spouse may not be obtained, shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under Section 5.06(b)(4) shall be valid unless the Participant has received notice as provided in Section 5.05(b)(5).

                    (D) Qualified Joint and Survivor Annuity: An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than fifty (50%) percent and not more than one hundred (100%) percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's vested Accrued Benefit. The percentage of the survivor annuity under Plan shall be fifty (50%) percent, unless a different percentage is elected in Item 12A of the Adoption Agreement.

                    (E) Spouse (Surviving Spouse): The Spouse or surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or surviving Spouse and a current spouse will not be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

                    (F) Annuity Starting Date: The first day of the first period for which an amount is paid as an annuity or any other form.

                    (G) Vested Accrued Benefit: The aggregate value of the Participant's vested Accrued Benefit derived from Employer and Employee contributions, including rollovers, whether vested before or upon death, including the proceeds of insurance Policies, if any, on the Participant's life. The provisions of this Section 5.06(b)(4)(G) shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee Contributions, or both, at the time of death or distribution.

               (5) Notice Requirements.

                    (A) In the case of a Qualified Joint and Survivor Annuity as described in Section 5.06(b)(2), the Committee shall provide each Participant no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date a written explanation of:

                         (i) the terms and conditions of a Qualified Joint and
Survivor Annuity;

                        (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                       (iii) the rights of a Participant's Spouse; and

                        (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

                    (B) In the case of a Qualified Preretirement Survivor Annuity as described in Section 5.06(b)(3), the Committee shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 5.06(b)(5)(A) applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last:

                         (i) the period beginning with the first day of the
Plan Year in which the Participant attains Age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains Age thirty-five (35);

                        (ii) a reasonable period ending after the individual becomes a Participant;

                       (iii) a reasonable period ending after Section 5.06(b)(5)(C) ceases to apply to the Participant;

                        (iv) a reasonable period ending after Section 5.06(b) first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of service to a Participant who separates from service before attaining Age thirty-five (35).

     For purposes of Section 5.06(b)(5)(B), a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which he or she attains Age thirty-five (35), notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                    (C) Notwithstanding the other requirements of this Section
5.06 (b)(5), the respective notices prescribed by this Section 5.06(b)(5) need not be given to a Participant if

                         (i) the Plan fully subsidizes the costs of a
Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor

Annuity, and

                        (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, as the case may be, and does not allow a married Participant to designate a nonspouse Beneficiary.

For purposes of this Section 5.06(b)(5)(C), a Plan fully subsidizes the costs of a benefit if under the Plan no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit. Prior to the time the Plan allows the Participant to waive the Qualified Preretirement Survivor Annuity, the Plan may not charge the Participant for the cost of such benefit by reducing the Participant's benefits under the Plan or by any other method.

               (6) Safe harbor rules.

                    (A) This Section 5.06(b)(6) shall apply to a Participant in a profit sharing Plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension Plan, including a target benefit Plan, if the Employer so elects in Item 7 of the Adoption Agreement. If the Employer elects to have this Section 5.06(b)(6) apply, the following conditions shall apply to the Plan:

                         (i) no Participant can elect payments in the form of
a life annuity; and

                        (ii) on the death of a Participant, the Participant's vested Accrued Benefit will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse or if the Surviving Spouse has already consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary. The surviving Spouse may elect to have distribution of the vested Accrued Benefit commence within the ninety (90) day period following the date of the Participant's death. The Accrued Benefit shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Accrued Benefits for other types of distributions. This Section 5.06(b)(6) shall not be operative with respect to the Participant in a profit sharing Plan if the Plan is a direct or indirect transferee of a defined benefit Plan, money purchase pension Plan, including a target benefit Plan, a stock bonus, or profit sharing Plan which is subject to the survivor annuity requirements of section 401(a)(11) and section 417 of the Code. In addition, this Section shall not apply unless the Participant's spouse is the Beneficiary of any insurance on the Participant's life purchased by Employer contributions or forfeitures allocated to the Participant's Accrued Benefit. If this Section is operative, then except to the extent otherwise provided in Section 5.06(b)(7), the other provisions of this
Section 5.06(b) shall be inoperative.

                    (B) The Participant may waive the spousal death benefit described in this Section 5.06(b)(6) at any time provided that no such waiver shall be effective unless it satisfies the conditions described in Section 5.06(b)(4)(C), other than the notification requirement referred to therein, that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

                    (C) For purposes of this Section 5.06(b)(6), vested Accrued Benefit shall mean, in the case of a money purchase pension Plan or a target benefit Plan, the Participant's separate account balance attributable solely to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing Plan, vested Accrued Benefits shall have the same meaning as in Section 5.06(b)(4)(G).

               (7) Transitional Rules.

                    (A) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous provisions of this Section 5.06(b) must be given the opportunity to elect to have the prior provisions of this Section 5.06(b) apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) Years of vesting Service when he separated from service.

                    (B) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with
Section 5.06(b)(7)(D).

                    (C) The respective opportunities to elect, as described in Sections 5.06(b)(7)(A) or (B) above, must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

                    (D) Any Participant who has elected pursuant to Section 5.06(b)(7)(B) and any Participant who does not elect under Section 5.06(b)(7)(A) or who meets the requirements of Section 5.06(b)(7)(A) except that such Participant does not have at least ten (10) Years of vesting Service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                         (i) Automatic Joint and Survivor Annuity. If benefits
in the form of a life annuity become payable to a married Participant who:

                              (a) begins to receive payments under the Plan on
or after Normal Retirement Age; or

                              (b) dies on or after Normal Retirement Age while
still working for the Employer; or

                              (c) begins to receive payments on or after the
Qualified Early Retirement Age; or

                              (d) separates from service on or after attaining
Normal Retirement Age or the Qualified Early Retirement Age and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

then such benefits will be received under this plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                        (ii) Election of early survivor annuity:
A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the ninetieth (90th) day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

                       (iii) For purposes of this Section 5.06(b)(7)(D)

                              (a) Qualified Early Retirement Age is the latest
of

                                   (I) the earliest date, under the Plan, on
which the Participant may elect to receive retirement benefits,

                                  (II) the first day of the one hundred
twentieth (120th) month beginning before the Participant reaches Normal Retirement Age, or

                                 (III) the date the Participant begins
participation.

                              (b) Qualified Joint and Survivor Annuity is an
annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 5.06(b)(4)(D).

5.07  Lifetime Distribution Requirements

     5.07 (a) Subject to Section 5.06(b) the requirements of this Section 5.07 and Section 5.08 shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section 5.07 and Section 5.08 apply to calendar years beginning after December 31, 1984.

          (b) All distributions required under Section 5.07 and Section 5.08 shall be determined and made in accordance with the Income Tax Regulations proposed under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of such proposed Regulations.

          (c) The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

          (d) Limits on Distribution Periods: As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

               (1) the life of the Participant,

               (2) the life of the Participant and a Designated Beneficiary,

               (3) a period certain not extending beyond the life expectancy of the Participant, or

               (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

           (e) Determination of Amount to be Distributed Each Year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

               (1) Individual Account.

                    (A) If a Participant's benefit is to be distributed over

                         (i) a period not extending beyond the life expectancy
of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary, or

                        (ii) a period not extending beyond the life expectancy of the Designated Beneficiary,

the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                    (B) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty (50%) percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                    (C) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of

                         (i) the applicable life expectancy, or

                        (ii) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in Section 5.07(e)(1) as the relevant divisor without regard to section 1.401(a)(9)-2 of the proposed Income Tax Regulations.

                    (D) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

               (2) Other Forms. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the regulations thereunder.

5.08  Death Distribution Provisions

     5.08 Death Distribution Provisions

          (a) Distribution beginning before death. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          (b) Distribution beginning after death. If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

               (1) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

               (2) if the Designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with Section 5.08(b)(1) shall not be earlier than the the later of

                    (A) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

                    (B) December 31 of the calendar year in which the Participant would have attained Age seventy and one-half (70 1/2).

If the Participant has not made an election pursuant to this Section 5.08(b)(2) by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of

                         (i) December 31 of the calendar year in which
distributions would be required to begin under this Section 5.08(b)(2), or

                        (ii) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant.

If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

          (c) For purposes of Section 5.08(b)(2), if the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of Section 5.08(b)(2) with the exception of Section 5.08(b)(2)(B) shall be applied as if the surviving Spouse were the Participant.

           (d) For purposes of Section 5.08, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the Age of majority.

           (e) For the purposes of Section 5.08, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date or, if Section 5.08(b)(3) is applicable, the date distribution is required to begin to the surviving Spouse pursuant to Section 5.08(b)(2). If distribution in the form of an annuity described in Section 5.07(e)(2) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

5.09  Definitions

     5.09 Definitions:

          (a) Applicable Life Expectancy. The life expectancy , or joint and last survivor expectancy, calculated using the attained Age of the Participant or Designated Beneficiary as of the Participant's or Designated Beneficiary's birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated such succeeding calendar year.

          (b) Designated Beneficiary. The individual or entity designated as the Beneficiary under the Plan in accordance with section 401(a)(9) of the Code and the regulations thereunder. If the Participant does not designate a Beneficiary, the Designated Beneficiary shall be determined in accordance with Section 4.08.

          (c) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 5.08.

          (d) Life Expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in Section 5.08(b)(2)) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant or Spouse and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

          (e) Participant's benefit.

               (1) The Accrued Benefit as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (the Valuation Calendar Year) increased by the amount of any contributions or forfeitures allocated to the Accrued Benefit as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date.

               (2) Exception for second Distribution Calendar Year. For purposes of Section 5.09(e)(1), if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

          (f) Required Beginning Date.

               (1) General Rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains Age seventy and one-half (70 1/2).

               (2) Transitional Rule. The Required Beginning Date of a Participant who attains Age seventy and one-half (70 1/2) before January 1, 1988, shall be determined in accordance with (A) or (B) below:

                    (A) Non-5 percent owners. The Required Beginning Date of a Participant who is not a 5 percent owner as defined in Section 5.06(g)(5)(C), is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of Age seventy and one-half (70 1/2) occurs.

                    (B) 5 percent owners. The Required Beginning Date of a Participant who is a 5 percent owner during any year beginning after December 31, 1979, is the first day of "April following the later of:

                         (i) the calendar year in which the Participant
attains Age seventy and one-half (70 1/2), or

                        (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5 percent owner, or the calendar year in which the Participant retires.

                       (iii) The Required Beginning Date of a Participant who is not a 5 percent owner, who attains Age seventy and one-half (70 1/2) during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                    (C) 5 percent owner. A Participant is treated as a 5 percent owner for purposes of Section 5.09(f) if such Participant is a 5 percent owner as defined in section 416(i) of the Code, determined in accordance with section 416 but without regard to whether or not the Plan is a Top-Heavy Plan, at any time during the Plan Year ending with or within the calendar year in which such owner attains Age sixty six and one-half (66 1/2) or any subsequent Plan Year.

                    (D) Once distributions have begun to a 5 percent owner under
Section 5.06(f), they must continue to be distributed even if the Participant ceases to be a 5 percent owner in a subsequent year.

5.10  Election Under Section 242(b)(2) of TEFRA

     5.10 Notwithstanding the provisions of Sections 5.07, 5.08 and 5.09 and subject to the requirements of Section 5.06(b), distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements, regardless of when such distribution commences:

          (a) The distribution by the Trust is one which would not have disqualified such Trust under section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984;

          (b) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee;

          (c) Such designation was in writing, was signed by the Employee or

Beneficiary, and was made before January 1, 1984;

          (d) The Employee had accrued a benefit under the Plan as of December 31, 1983; and

          (e) The method of distribution designated by the Employee or the Beneficiary specifies the form of the distribution, the time at which distribution will commence, the period over which distributions will be made, and in the case of distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority. The method of distribution selected must assure that at least fifty (50%) percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

     A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

     For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) through (e) above.

     If a designation is revoked, the subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the regulations thereunder. Any changes in the designation will be considered to be a revocation of the designation. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of a Beneficiary not named in the designation under the designation will not be considered to be a revocation of the designation so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly, as, for example, by altering the relevant measuring life. In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

5.11  Time When Benefits Payable

     5.11 Benefits will be paid only on death, disability, termination of the Plan, termination of employment or at Normal Retirement Age.

5.12  Rollovers and Transfers

     5.12 (a) If the Employer so elects in Item 21 of the Adoption Agreement, an Employee who was a participant in any other plan qualified under section 401(a) of the Internal Revenue Code may request the Committee to direct the Trustee to accept amounts to which he or she is entitled from such other plan from the fiduciary of the other plan, either as a direct transfer from such other Plan or as a rollover from such other Plan or an individual retirement account which consists only of amounts distributed from a plan qualified under section 401(a) of the Code. Such amounts may be transferred in the form of cash or kind, including any Policies, and shall be the Participant's "rollover account". Before accepting such transfer or rollover, the Committee may require the Employee to furnish satisfactory evidence that the proposed transfer is in fact a transfer or distribution, either directly or indirectly, from a qualified plan. Any amounts which the Committee directs the Trustee to accept shall not be added to the Accrued Benefit of the Employee but shall be separately accounted for. The Employee shall have a fully vested nonforfeitable interest in the value of the accepted amount as adjusted for gains and losses, and such amounts shall be distributed to the Employee at the same time and in the same manner as his or her Accrued Benefit is distributed. If at any point the Committee determines that the amount transferred or rolled over does not consist in its entirety of amounts previously held in a plan qualified under section 401(a) of the Code plus earnings thereon, the Committee shall immediately direct the Trustee to return the interest of the Employee in such amounts to the person or plan from which it was received.

          (b) An Employee, prior to satisfying the Plan's eligibility conditions, may arrange a transfer from another plan or make a rollover contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee arranges such a transfer or makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee may not accrue a benefit under the Plan until such Employee actually becomes a Participant in the Plan. If the Employee terminates employment prior to becoming a Participant, the Trustee shall distribute such Employee's rollover account to such Employee as if it were attributable to Employer contributions.

          (c) If the Employer so elects in Item 21B of the Adoption Agreement, a Participant may direct the Trustee as to the investments to be made with his or her rollover account, including the purchase of insurance or annuity Policies. If all or a portion of the Participant's rollover account is invested at the direction of the Participant, to the extent of such direction the account shall consist of the assets in which such investment was directed.

          (d) A Participant who is entitled to a distribution under the Plan, may direct the Committee to direct the Trustee to have his or her distribution transferred to the fiduciary of any other plan qualified under section 401(a) of the Code in which he or she is a Participant.

5.13  Consent Requirements for Distributions

     5.13 (a) If the value of a Participant's vested Accrued Benefit derived from Employer and Employee contributions exceeds, or at the time of any prior distribution exceeded, Three Thousand Five Hundred ($3,500) Dollars, and the Accrued Benefit is immediately distributable, the Participant and the Participant's Spouse, or where either the Participant or the Spouse has died, the survivor, must consent to any distribution of such Accrued Benefit. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the ninety (90) day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Committee shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code, and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

     Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Accrued Benefit is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 5.06(b)(6), only the Participant need consent to the distribution of an Accrued Benefit that is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of the Plan if the Plan does not offer an annuity option purchased from a commercial Insurer, and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan, other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code the Participant's Accrued Benefit will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan, other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code, then the Participant's Accrued Benefit will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

     An Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant or surviving Spouse before the Participant attains or would have attained if not deceased the later of Normal Retirement Age or Age sixty-two (62).

          (b) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested Accrued Benefit shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code.

5.14  Distribution of Elective Deferrals

     5.14 Elective Deferrals, Qualified Non-elective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary or Beneficiaries' election, earlier than upon separation from service, death or Disability. Such amounts may also be distributed upon:

          (a) termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan as defined in section 4975(e) or section 409 of the Code, or a simplified employee pension plan as defined in section 408(k);

          (b) the disposition by a corporation to an unrelated corporation of substantially all of the assets, within the meaning of section 409(d)(2) of the Code, used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;

          (c) the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary, within the meaning of section 409(d)(3) of the Code, if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;

          (d) the attainment of Age fifty nine and one-half (59 1/2) in the case of a profit sharing Plan;

          (e) the Hardship of the Participant as described in Section 5.15.

All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to spousal and Participant consent requirements, if applicable, contained in sections 411(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988, that are triggered by any of the first three (3) events enumerated above must be made in a lump sum.

5.15  Hardship Distributions

     5.15 (a) Distributions of Elective Deferrals, and any earnings credited to a Participant's Account as of the end of the last Plan Year ending before July 1, 1989, may be made to a Participant in the event of Hardship. For the purposes of this Section, Hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in sections 411(a)(11) and 417 of the Code.

          (b) Special Rules:

               (1) The following are the only financial needs considered immediate and heavy: expenses incurred or necessary for medical care, within the meaning of section 213(d) of the Code, of the Employee, the Employee's Spouse or dependents; the purchase, excluding mortgage payments, of a principal residence for the Employee; payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's Spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

               (2) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the employee only if:

                    (A) the Employee has obtained all distributions, other than Hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                    (B) all plans maintained by the Employer provide that the Employee's Elective Deferrals and Employee Contributions will be suspended for twelve (12) months after the receipt of the Hardship distribution;

                    (C) the distribution is not in excess of the amount of an immediate and heavy financial need, including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution; and

                    (D) all plans maintained by the Employer provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the Hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the Hardship distribution.

               (3) The Elective Deferrals and Employee Contributions of an

Employee shall be suspended for twelve (12) months after such Employee receives a Hardship distribution. In addition, an Employee who receives a Hardship distribution may not make Elective Deferral's for his or her taxable year immediately following the taxable year of the Hardship distribution to the extent such Elective Deferral would exceed the difference between the applicable limit under section 402(g) of the Code and the Employee's Elective Deferrals for the taxable year of the Hardship distribution.

5.16  Withholding Requirements After 1992

     5.16 This Section applied to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.


ARTICLE VI  -  TERMINATION OF EMPLOYMENT

6.01  Vesting on Termination

     6.01 A Participant shall have a nonforfeitable interest in the Employer's contributions made on his behalf based upon the percentage selected in Item 15 of the Adoption Agreement. Employee contributions made hereunder and earnings thereon will be nonforfeitable at all times.

6.02  Form and Timing of Distributions

     6.02 (a) Benefits may be distributed in any form permitted under Item 20 of the Adoption Agreement subject to the provisions of Section 5.06.

          (b) (1) No distribution of vested benefit shall be made to a Participant prior to his of her death or Normal Retirement Date, whichever occurs first, except to the extent permitted under Item 19C of the Adoption Agreement. For purposes of this Section 6.02(b), if the value of an Employee's vested Accrued Benefit is zero, the Employee shall be deemed to have received a distribution of such vested Accrued Benefit. A Participant's vested Accrued Benefit shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

               (2) If an Employee terminates service, and is eligible to and elects to receive the value of his or her vested Accrued Benefit, the nonvested portion will be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of his or her Accrued Benefit derived from Employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Accrued Benefit.

          (c) If an Employee receives a distribution pursuant to this Section and the Employee resumes employment covered under the Plan, the Employee's Employer-derived Accrued Benefit will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five
(5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive one-year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive one-year Breaks in Service, upon the reemployment of such Employee, the Employer-derived Accrued Benefit of the Employee will be restored to the amount on the date of such deemed distribution.

          (d) If the Employer elects in Item 19G of the Adoption to permit distributions from a profit sharing Plan while the Employee remains an Employee, or if a distribution is otherwise made at a time when a Participant has a nonforfeitable right to less than one hundred (100%) percent of his Accrued Benefit attributable to Employer contributions and the Participant may increase the nonforfeitable percentage in his Accrued Benefit:

               (1) a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution; and

               (2) at any relevant time the Participant's nonforfeitable portion of the separate account shall be equal to an amount ("X") determined by the formula:

                            X=P(AB + (RxD)) - (R x D)

     For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time; AB is the Participant's Accrued Benefit at the relevant time; D is the amount of the distribution; and R is the ratio of the Accrued Benefit at the relevant time to the Account balance after distribution.

          (e) All Accrued Benefits not vested in the terminated Participant shall be held in the Trust and shall be applied as stated in Section 7.06.

6.03  Vested Benefits Nonforfeitable

     6.03 The rights of a Participant in the benefit set forth in Sections 5.02 and 6.01 shall be nonforfeitable, unconditional and legally enforceable against the Plan to the extent of Trust assets.

6.04  Leaves of Absence

     6.04 A leave of absence shall not be considered a termination of employment, provided the Employee returns to the service of the Employer on or prior to the expiration of such leave of absence. The term "leave of absence" shall mean absence from the employ of the Employer in accordance with the established leave policy of the Employer. In granting leaves of absence, the Employer shall treat Employees in similar circumstances in a similar manner.

6.05  Break in Service Rule for Vesting

     6.05 (a) A former Participant who had a nonforfeitable right to all or a portion of his Accrued Benefit derived from Employer contributions at the time of his termination shall receive credit for Years of Service prior to his Break in Service if he completes a Year of Service after his return to the employ of the Employer.

          (b) A former Participant who did not have a nonforfeitable right to any portion of his Accrued Benefit derived from Employer contributions at the time of his termination shall receive credit for Years of Service prior to his Break in Service if:

               (1) he completes a Year of Service after his return to the employ of the Employer, and

               (2) the number of consecutive one (1) year Breaks in Service is less than the greater of five (5) or the aggregate number of Years of Service before such Break.

          (c) In the case of a Participant who has five (5) or more consecutive 1-year Breaks in Service all Service after such Breaks in Service will be disregarded for the purpose of vesting in the Employer derived Accrued Benefit that accrued before such Breaks in Service. Such Participant's pre-Break Service will count in vesting the post-Break Employer derived Accrued Benefit only if either:

               (1) such Participant has any nonforfeitable interest in the Accrued Benefit attributable to Employer contributions at the time of separation from service; or

               (2) upon returning to service the number of consecutive 1-year Breaks in Service is less than the number of Years of Service.

          (d) Separate accounts will be maintained for the Participant's pre-Break and post-Break Employer-derived Accrued Benefit. Both accounts will share in the earnings and losses of the Investment Fund.

          (e) In the case of a Participant who has incurred a one (1) Year Break in Service, Years of Service before such Break will not be taken into account until the Participant has completed a Year of Service after such Break in Service.

6.06  Nonforfeitability of Mandatory Contributions

     6.06 No forfeitures will occur solely as a result of an Employee's withdrawal of Employee contributions. Regardless of a Participant's nonforfeitable percentage, a withdrawal of Employee contributions will not result in a forfeiture of the minimum if any, provided under Section 7.01(c).

6.07  Inability to Locate Beneficiary

     6.07 The Committee may determine, in its sole discretion, that a benefit is forfeited if a Participant or Beneficiary cannot be found. If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

6.08  Top-Heavy Vesting Rules

     6.08 For any Plan Year in which the Plan is a Top-Heavy Plan, one of the minimum vesting schedules as elected by the Employer in Item 15A of the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of section 416 of the Code and benefits accrued before the Plan became a Top-Heavy Plan. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this Section 6.08 does not apply to the Accrued Benefits of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and such Employee's Accrued Benefit attributable to Employer contributions and forfeitures will be determined without regard to this Section 6.08.


ARTICLE VII  -  CONTRIBUTIONS AND ALLOCATIONS

7.01  Employer Contributions and Allocations

     7.01 (a) Subject to the provisions of Section 7.01(b) and Section 8.01, the Employer agrees to pay to the Trust annually the amount determined in Item 7 of the Adoption Agreement. The minimum and maximum annual contribution, if any, shall be as stated in Item 9 of the Adoption Agreement. If the Plan is a target benefit Plan, Employer contributions shall be determined in accordance with
Section 7.01(g).

          (b) Except as set forth in Section 7.01(c), Employer contributions and forfeitures shall be allocated to each Employee's Account as of the Allocation Date selected in Item 8C of the Adoption Agreement. If no election is made in
Item 8C of the Adoption Agreement, the allocation shall be made as of the last day of each Plan Year. If the Plan is a profit sharing Plan, and the Employer so elects in Item 7B of the Adoption Agreement, contributions must be made out of Net Profits. Contributions to a profit sharing Plan shall be allocated in accordance with Item 8 of the Adoption Agreement. Forfeitures shall be allocated only to the Employees of the Employer who adopted the Plan.

          (c) Except as otherwise provided in Sections 7.01(c)(4) and (5), Employer contributions and forfeitures allocated in a Plan Year in which the Plan is a Top-Heavy Plan on behalf of any Participant who is not a Key Employee shall not be less than the lesser of

               (1) three (3%) percent of such Participant's Compensation or

               (2) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy the requirements of section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that Plan year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of

                    (A) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan), or

                    (B) the Participant's failure to make mandatory Employee contributions to the Plan, or

                    (C) Compensation less than a stated amount.

               (3) For purposes of computing the minimum allocation, Compensation will mean Compensation as defined in Item 4 of the Adoption Agreement before any exclusions selected under that Item.

               (4) The provisions of Section 7.01(c) shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

               (5) The provisions of this Section 7.01(c) shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in Item 17C of the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy Plans will be met in the other plan or plans.

               (6) The minimum allocation here set forth to the extent required to be nonforfeitable under section 416(b) of the Code may not be forfeited under sections 411(a)(3)(B) or 411(a)(3)(D) of the Code. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum Top-Heavy contribution requirement.

          (d) If the Plan is a profit sharing Plan using permitted disparity, Employer contributions for the Plan Year plus any forfeitures will be allocated to Participants' Accounts as follows:

               (1) First, the contributions and forfeitures in any Year the Plan is Top-Heavy will be allocated to all Participants in the ratio that each Participant's Compensation as determined under Section 7.01(c) bears to all Participants' Compensation, but not in excess of three (3%) percent of such Compensation unless a higher percentage is selected in Item 17D of the Adoption Agreement.

               (2) Next, in any Year the Plan is Top-Heavy, the remaining contributions and forfeitures will be allocated to each Participant's Account in the ratio that each Participant's Compensation in excess of the Integration Level selected in Item 8B of the Adoption Agreement bears to the sum of all Participant's Compensation in excess of the Integration Level, up to three (3%) percent of such excess Compensation.

               (3) Next, the remaining contributions and forfeitures will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Integration Level selected in Item 8B of the Adoption Agreement bears to the sum of all Participant's total Compensation and Compensation in excess of the Integration

Level, but not in excess of the profit sharing maximum disparity rate.

               (4) Next, any remaining Employer contributions or forfeitures after allocations under Section 7.01(d)(1) and (d)(2) will be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that Year.

For purposes of this Section 7.01(d), Compensation shall mean Compensation as defined in Section 7.01(c)(3).

               (5) The maximum profit sharing disparity rate is equal to the lesser of (A) or (B), reduced by the percentage of Compensation allocated under
Section 7.01(d)(1):

                    (A) 5.7%, reduced by the maximum percentage allocted in accordance with Section 7.01(d)(1), or

                    (B) the applicable percentage determined in accordance with the table below:

                         (i) If the Integration Level selected in Item 8B of the
Adoption Agreement is some amount not in excess of the greater of Ten Thousand ($10,000) Dollars or twenty (20%) percent of the Taxable Wage Base, the applicable percentage is 5.7%;

                        (ii) If the Integration Level is more than the greater of Ten Thousand ($10,000) Dollars or twenty (20%) percent of the Taxable Wage Base, but less than eighty (80%) percent of the Taxable Wage Base, the applicable percentage is 4.3%;

                       (iii) If the Integration Level is more than eighty
(80%) percent of the Taxable Wage Base, but less than the Taxable Wage Base, the applicable percentage is 5.4%;

                        (iv) If the Integration Level is the Taxable Wage Base, the applicable percentage is 5.7%.

     The Integration Level shall be equal to the Taxable Wage Base or such lesser amount elected by the Employer in the Adoption Agreement. The Taxable Wage Base is the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

          (e) If the Plan is a money purchase Plan using permitted disparity, Employer contributions for the Plan Year plus any forfeitures will first be allocated to Participants' Accounts as follows:

               (1) First, the contributions and any forfeitures in any Year the Plan is Top-Heavy will be allocated to all Participants in the ratio that each Participant's Compensation as determined under Section 7.01(c) bears to all Participants' Compensation, but not in excess of three (3%) percent of such Compensation unless a higher percentage is selected in Item 17D of the Adoption Agreement.

               (2) Next, the remaining contributions and forfeitures will be allocated to each Participant's Account in accordance with the formula selected in Item 7 of the Adoption Agreement.

               (3) In no event shall the allocation of contributions and forfeitures with reference to Compensation in excess of the Integration Level exceed the money purchase maximum disparity rate.

               (4) The maximum money purchase disparity rate is equal to the lesser of (A) or (B), reduced by the percentage of Compensation allocated under
Section 7.01(e)(1):

                    (A) 5.7%, or

                    (B) the applicable percentage determined in accordance with the table below:

                         (i) If the Integration Level selected in Item 8B of the
Adoption Agreement is some amount not in excess of the greater of Ten Thousand ($10,000) Dollars or twenty (20%) percent of the Taxable Wage Base, the applicable percentage is 5.7%;

                        (ii) If the Integration Level is more than the greater of Ten Thousand ($10,000) Dollars or twenty (20%) percent of the Taxable Wage Base, but less than eighty (80%) percent of the Taxable Wage Base, the applicable percentage is 4.3%;

                       (iii) If the Integration Level is more than eighty
(80%) percent of the Taxable Wage Base, but less than the Taxable Wage Base, the applicable percentage is 5.4%;

                        (iv) If the Integration Level is the Taxable Wage Base, the applicable percentage is 5.7%.

          (f) (1) If the Employer elects in Item 7A of the Adoption Agreement to permit Employees to make Elective Deferrals, the amount of Elective Deferrals that may be made for each Participant shall equal the percentage of Compensation equal to the Salary Reduction Contributions Percentage as selected by the Participant in his or her Salary Reduction Agreement. The Employer may elect, in
Item 7C of the Adoption Agreement, to make Qualified Non-elective Contributions to the Plan on behalf of its Employees. Such contributions shall be allocated as determined pursuant to the election of the Employer in Item 8A of the Adoption Agreement. To the extent elections are made pursuant to this Section 7.01(f), contributions and allocations shall be made in accordance with such elections and not in accordance with other provisions of the Plan. Elective Deferrals shall be treated as Employer contributions in this Plan.

               (2) If the Employer elects in Item 7A of the Adoption Agreement to permit Employees to make Elective Deferrals, the provisions of Section 7.11 shall apply.

          (g) A Plan may not provide for permitted disparity if the Employer maintains any other plan qualified under section 401(a) of the Code which provides for permitted disparity and benefits any of the same individuals who are Participants in the Plan.

7.02  Payment of Premiums in Insured Plan

     7.02 If the Plan is an Insured Plan, the Trustee shall pay Policy premiums from the Account of the Participant on whose life the Policy was purchased, or on whose life the Participant directed such purchase. If funds are insufficient, the Committee may direct the Trustee to borrow to pay the premiums, provided that if a loan is made on the Policies, it shall be proportional to the premium providing there is a sufficient cash value. If there is insufficient cash value, the deficiency shall be borrowed on the same proportional basis. Any repayment of loans shall also be made on the same proportional basis used in making the loans. The Trustee shall have no duty to pay premiums in excess of the available funds.

7.03  Contributions Irrevocable

     7.03 All amounts which are contributed by the Employer to the Trust shall be irrevocable contributions to this Trust, except under the circumstances set forth in Section 14.08.

7.04  No Obligation to Contribute

     7.04 Except as required by law, the Employer shall not be obligated to make any contribution to the Trust.

7.05  Net Profits Requirement

     7.05 If the Plan is a profit sharing Plan, and the Employer so elects in
Item 7B of the Adoption Agreement, contributions must be made out of Net Profits and forfeitures will be allocated in the same manner as Employer contributions, and shall be allocated only for the benefit of Employees of the Employer who adopted this Plan.

7.06  Pension Forfeitures

     7.06 If the Plan is a money purchase Plan, unless the Employer elects otherwise in Item 7B of the Adoption Agreement, all forfeitures shall be used to reduce Employer contributions in the next Plan Year for the Employer who adopts the Plan. No forfeiture will occur solely as a result of an Employee's withdrawal of his own contributions.

7.07  Employees Terminating During Year

     7.07 Subject to the provisions of Section 2.10, a Participant whose employment is terminated before the end of a Plan Year but after he has completed one thousand (1,000) Hours of Service (five hundred (500) Hours in a Standardized Plan or a Plan utilizing an Easier Than Ever Adoption Agreement) within such Plan Year shall or shall not share in the Employer's Contribution for such Plan Year as designated in Item 8 of the Adoption Agreement.

7.08  Mandatory Employee Contributions Prohibited.6

     7.08 (a) Beginning with the Plan Year as of which this Prototype is adopted by an Employer, no nondeductible Employee contributions or Employer contributions matching such nondeductible Employee contributions which are allocated to a separate account can be made. Employee contributions for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in section 401(m) of the Code, will be limited so as to meet the nondiscrimination test of section 401(m).

          (b) Employee voluntary contributions made hereunder, as adjusted for investment experience, shall be nonforfeitable at all times.

          (c) A separate account shall be maintained by the Trustee for the nondeductible voluntary Employee contributions of each Participant made prior to the date Section 7.08(a) first applies. The assets of the Trust will be valued annually at fair market value as of the last day of the Plan Year. On such date, the earnings and losses of the Trust attributable to the accumulated nondeductible voluntary contributions will be allocated to each Participant's nondeductible voluntary contributions account in the ratio that such account balance bears to all such account balances. Alternatively, if elected in Item 14C of the Adoption Agreement, where directed by the Participant for whom a separate account is maintained, the Trustee may make whatever investment is requested, including the purchase of insurance or annuity Policies. If all or a portion of the Participant's separate account is invested at the direction of the Participant, to the extent of such direction the account shall consist of the assets in which such investment was directed. Any withdrawal of non-deductible contributions shall be subject to the consent of the Participant's spouse as provided in Section 5.06.

7.09  Deductible Employee Contributions Prohibited

     7.09 The Plan will not accept deductible Employee contributions which are made for a taxable year beginning after December 31, 1986, except Elective Deferrals determined to be Excess Contributions and recharacterized under
Section 7.10(f). Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times. The assets of the Trust will be valued annually at fair market value as of the last day of the Plan Year. On such date, the earnings and losses of the Trust attributable to the accumulated deductible voluntary contributions will be allocated to each Participant's deductible voluntary contributions account in the ratio that such account balance bears to all such account balances. No part of the deductible voluntary contributions account will be used to purchased life insurance.

7.10  Provisions Concerning Elective Deferrals

     7.10 (a) If the Employer elects in Item 7A of the Adoption Agreement to permit Employees to make Elective Deferrals, each Participant may elect to have the Employer make Elective Deferrals on his or her behalf by executing a Salary Reduction Agreement. The amount of Elective Deferrals that may be made on behalf of a Participant for a Plan Year shall equal the Salary Reduction Contributions Percentage selected by the Participant in the Salary Reduction Agreement. If the Employer elects in Item 7B of the Adoption Agreement to make additional contributions to the Plan for its Employees, such contributions may be allocated irrespective of whether or not the Employee has executed a Salary Reduction for such Plan Year or, if the Employer is using a non-Standardized Plan, may be allocated only to those Employees who executed a Salary Reduction Agreement. If the contribution is to be allocated irrespective of whether or not the Employee has executed a Salary Reduction Agreement, the Employer shall advise the Trustee at the time the contribution is made as to whether the contribution is to be considered a Qualified Employer Contribution. If the Employer determines to make a contribution only for those Employees who execute a Salary Reduction Agreement, such contribution shall be based on a percentage selected by the Employer in Item 7C of the Adoption Agreement of the amount the Employee has elected under the Salary Reduction Agreement.

          (b) The reduction in a Participant's annual Compensation shall be made by the Employer as of each payroll period and upon payment of any bonus, unless the Employer elects to withhold the amounts on another consistent and nondiscriminatory basis.

          (c) A Salary Reduction Agreement shall be valid until modified by the Participant. A Participant shall modify a Salary Reduction Agreement by filing a written notice with the Committee that the Salary Reduction Agreement shall be modified. Such modification shall be effective not sooner than thirty (30) days after the notice is delivered. To the extent the Committee does not establish rules to the contrary, a Salary Reduction Agreement must be executed no later than the last day of the Plan Year. No Salary Reduction

Agreement shall have retroactive effect. Except to the extent the Employer otherwise elects in Item 7F of the Adoption Agreement, the Committee may, in its sole discretion, allow a Participant to change the percentage of Elective Deferrals selected in a Salary Reduction Agreement during a Plan Year provided they treat all Participants similarly situated in a similar manner. In all events, a Participant shall have the right at least once during each calendar year to modify the amount or frequency of his or her Elective Deferrals, or to discontinue such Contributions.

          (d) Notwithstanding the provisions of Section 7.10(c), the Salary Reduction Agreement shall be deemed amended upon notice to the Employer and the Employee from the Committee that a reduction in the Salary Reduction Contributions Percentage selected in the Salary Reduction Agreement is required to prevent

               (1) the Elective Deferrals from exceeding the amount set forth in
Section 7.12(b); or

               (2) the Annual Additions from exceeding the Maximum Permissible Amount; or

               (3) the sum of the Elective Deferrals and, if applicable, Qualified Employer Contributions, from exceeding an amount which would cause the Plan to violate the discrimination tests set forth in section 401(k) of the Code as set forth in Section 7.12(b)

          (e) A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Committee on or before the date specified in Item 7H of the Adoption Agreement of the amount of the Excess Elective Deferrals to be assigned to the Plan.

               Notwithstanding any other provision in the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose accounts such Excess Elective Deferrals were assigned for the preceding Year and who claims Excess Elective Deferrals for such taxable year.

          Excess Elective Deferrals shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of:

               (1) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the Participant's Accrued Benefit attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and

               (2) ten (10%) percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

A Participant is deemed to notify the Committee of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

          (f) Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten (10%) percent excise tax will be imposed on the employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules of section 414(q)(6) of the Code in the manner prescribed by Income Tax Regulations.

               Excess Contributions, including the amounts recharacterized, shall be treated as Annual Additions under the Plan.

               Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of:

                    (A) income or loss allocable to the Participant's Elective Deferral account and, if applicable, the Qualified Non-elective Contribution account or the Qualified Matching Contributions account or both for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator of which is the Participant's Accrued Benefit attributable to Elective Deferrals and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test, without regard to any income or loss occurring during such Plan Year; and

                    (B) ten (10%) percent of the amount determined under (A) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

Excess Contributions shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account, if applicable, in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions to the extent used in the ADP test for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-elective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

               A Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions. Recharacterization must occur no later than two and one-half (2 1/2) months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

          (g) Notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules of section 414(q)(6) of the Code in the manner prescribed by Income Tax Regulations. If such Excess Aggregate Contributions are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten (10%) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

               (1) Excess Aggregate Contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of:

                    (A) income or loss allocable to the Participant's Employee Contribution account, Matching Contribution account or Qualified Matching Contribution Account, if any, and if all amounts therein are not used in the ADP test, and, if applicable, Qualified Non-elective Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's account balance or balances attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and

                    (B) ten (10%) percent of the amount determined under (A) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

               (2) Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of not Highly Compensated Employees or applied to reduce Employer Contributions, as elected by the Employer in Item 7I of the Adoption Agreement. Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro rata basis from the Participant's Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account and, if applicable, the Participant's Qualified Non-elective Contribution account or Elective Deferral account, or both.

          (h) Matching Contributions shall be vested in accordance with the election made in Item 7C of the Adoption Agreement. In any event, Matching Contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer contributions. Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, shall be made in accordance with the election made by the Employer in Item 7D of the Adoption Agreement.

          (i) If elected by the Employer in Item 7C of the Adoption Agreement, the Employer will make Qualified Matching Contributions to the Plan.

7.11  The Average Contribution Percentage Test

     7.11 (a) The Average Contribution Percentage (also known as "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

               (1) the Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are not Highly Compensated Employees for the same Plan year by more than 1.25; or

               (2) the Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for the Participants who are not Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are not Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

          (b) If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced, beginning with such Highly Compensated Employee whose ACP is the highest, so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the not Highly Compensated Employees.

          (c) For purposes of this Section 7.11, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in section 401(a) of the Code, or arrangements described in section 401(k) of the Code, that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each Plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 4.01(m) of the Code.

          (d) In the event that this Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of section 410(b) of the Code only if aggregated with this Plan, then Section 7.11 shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year.

          (e) For purposes of determining the Contribution Percentage of an Employee who is a 5-percent owner or one of the ten (10) most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Employee shall include the Contribution Percentage Amounts and Compensation for the Plan Year of Family Members, as defined in section 414(q)(6) of the Code. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Employees who are not Highly

Compensated Employees and for Employees who are Highly Compensated Employees.

          (f) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year.

          (g) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

          (h) The determination and treatment of the Contribution Percentage of any Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (i) The Employer may elect to make Qualified Non-elective Contributions under the Plan on behalf of Employees to the extent elected in
Item 7C of the Adoption Agreement. In addition, in lieu of distributing Excess Contributions or Excess Aggregate Contributions, and the to extent elected by the Employer in Item 7C of the Adoption Agreement, the Employer may make Qualified Non-elective Contributions on behalf of not Highly Compensated Employees that are sufficient to satisfy either the ADP test or the ACP test, or both, pursuant to Income Tax Regulations.

7.12  The Actual Deferral Percentage Test

     7.12 (a) No Participant shall be permitted to make Elective Deferrals under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

          (b) The Actual Deferral Percentage for Participants who are Highly Compensated Employees for each Plan Year, and the ADP for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

               (1) the ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are not Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

               (2) the ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are not Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are not Highly Compensated Employees by more than two (2) percentage points.

               (3) Special Rules:

                    (A) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Employer contributions for purposes of the ADP test, allocated to his or her accounts under two or more arrangements described in section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals and, if applicable, such Qualified Non-elective Contributions, Qualified Matching Contributions, or both, were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

                    (B) In the event that this Plan satisfies the requirements of sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

                    (C) For purposes of determining the ADP of a Participant who is a 5-percent owner or one of the ten (10) most highly paid Highly Compensated Employees, the Elective Deferrals and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test, and Compensation of such Participant shall include the Elective Deferrals and, if applicable, Qualified Non-elective Contributions and Qualified Matching Contributions, or both, and Compensation for the Plan Year of Family Members, as defined in section 414(q)(6) of the Code. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the ADP both for Participants who are not Highly Compensated Employees and Participants who are Highly Compensated Employees.

                    (D) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which contributions relate.

                    (E) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

                    (F) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

7.13  Service Requirement for Elective Deferrals

     7.13 An Employee's eligibility to make Elective Deferrals may not be conditioned upon his or her completion of more than one (1) Year of Service. An Employee's eligibility to receive Matching Contributions, Qualified Matching Contributions or Qualified Non-elective Contributions may be conditioned upon his or her completion of up to two (2) Years of Service. No contributions or benefits, other than Matching Contributions or Qualified Matching Contributions, may be conditioned upon an Employee's Elective Deferrals.


ARTICLE VIII  -  LIMITATIONS ON ALLOCATIONS

8.01  Limitation for One Plan

     8.01 If the Participant does not participate in, and has never participated in another qualified plan or a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's Accrued Benefit for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Accrued Benefit would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

          (a) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

          (b) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

          (c) If, pursuant to Section 8.01(b) or as a result of the allocation of forfeitures, there is an Excess Amount the excess will be disposed of as follows:

               (1) any nondeductible voluntary Employee contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

               (2) if, after the application of Section 8.01(c)(1), an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

               (3) if after the application of Section 8.01(c)(1) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

               (4) if a suspense account is in existence at any time during a Limitation Year pursuant to this Section 8.01, it will not participate in the allocation of the Trust's investment gains or losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

8.02  Limitation for More than One Plan

     8.02 This Section 8.02 applies if, in addition to this Plan, the Participant is covered under another qualified master of prototype defined contribution plan maintained by the Employer or a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition, during any Limitation Year. Except as otherwise provided in Item 25 of the Adoption Agreement, the Annual Additions which may be credited to a Participant's Accrued Benefit under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Accrued Benefit under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

          (a) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 8.01(a).

          (b) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

          (c) If, pursuant to Section 8.02(b) or as a result of the allocation of forfeitures a Participant's Annual Addition under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

          (d) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this plan will be the product of,

               (1) the total Excess Amount allocated as of such date, times

               (2) the ratio of

                    (A) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to

                    (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

          (e) Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 8.01 (c).

8.03  Limitation for Non-Prototype Plan

     8.03 If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Section
8.02 as though the other plan was a master or prototype plan unless the Employer provides other limitations in Item 25 of the Adoption Agreement.

8.04  Combined Plan Limit

     8.04 If the Employer maintains or at any time maintained, a qualified defined benefit plan other than a Paired Plan 02-001 or 02-003 covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Item 25 of the Adoption Agreement.

8.05  Definitions

     8.05 Definitions.

          (a) Annual Additions: The sum of the following amounts credited to a Participant's Account for the Limitation Year:

               (1) Employer contributions;

               (2) forfeitures; and

               (3) Employee contributions; and

               (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution Plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution Plan.

     For this purpose, any Excess Amount applied under Sections 8.01(c) or 8.02(e) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

          (b) Compensation: As elected by the Employer in Item 4A of the Adoption Agreement, Compensation shall mean all of a Participant's:

               (1) Section 3121 wages. Section 3121 wages are wages as defined in section 3121(a) of the Code, for purposes of calculating Social Security taxes, but determined without regard to the wage base limitation in section 3121(a)(1), the limitations on the exclusions from wages in section 3121(a)(5)(C) and (D) for elective contributions and payments by reason of salary reduction agreements, the special rules in section 3121(v), any rules that limit covered employment based on the type or location of an Employee's Employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed, such as the exceptions to the definition of employment in section 3121(b)(1) through section 3121(b)(20).

               (2) Section 3401(a) wages. Section 3401(a) wages are wages as defined in section 3401(a) of the Code for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in section 3401(a)(2).

               (3) 415 safe harbor Compensation. 415 safe harbor compensation shall mean a Participant's Earned Income, wages, salaries, and fees for professional services, and other amounts received (without regard for whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances) excluding the following:

                    (A) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a Simplified Employee Pension Plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                    (B) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                    (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                    (D) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of Section 8.05(b), Compensation for any Limitation Year is the Compensation actually paid or includable in gross income during such Limitation Year.

     Notwithstanding the preceding sentence, if the Employer so elects in Item 6C of the Adoption Agreement, Compensation for a Participant in a defined contribution Plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant was paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee, as defined in section 414(q) of the Code, and contributions made on behalf of such Participant are nonforfeitable when made.

          (c) Defined Benefit Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five (125%) percent of the dollar limitation determined for the Limitation Year under section 415(b) and (d) of the Code or one hundred forty (140%) percent of the highest average Compensation, including any adjustments under section 415(b) of the Code.

     Notwithstanding the above if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on or before May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five (125%) percent of the sum of the annual benefits under such plans which the Participant had accrued as of the the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

          (d) Defined Contribution Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the Annual Additions attributable to the Participant's nondeductible Employee contributions to this and all other defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code, and individual medical accounts as defined in section 415(l)(2) of the Code maintained by the Employer), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The Maximum Aggregate Amount in any Limitation Year is the lesser of one hundred twenty-five (125%) percent of the dollar limitation in effect under section 415(c)(1)(A) of the Code or thirty-five (35%) percent of the Participant's Compensation for such year.

     If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on or before May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of

               (1) the excess of the sum of the fractions over 1.0 times

               (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction.

The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

          (e) Employer: For purposes of this Article VIII, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Internal Revenue Code as modified by section 415(h)), all commonly controlled trades or businesses (as defined in section 414(c) as modified by section 415(h)) or affiliated service groups (as defined in section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

          (f) Excess Amount: The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

          (g) Highest Average Compensation: The average Compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average. A Year of Service for this purpose shall be measured by the Limitation Year.

          (h) Limitation Year: A calendar year, or the twelve (12) consecutive month period elected by the Employer in Item 16 of the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

          (i) Master or Prototype Plan: A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

          (j) Maximum Permissible Amount: The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any

Limitation Year which shall not exceed the lesser of:

               (1) the defined contribution dollar limitation, or

               (2) twenty-five (25%) percent of the Participant's
Compensation for the Limitation Year.

The Compensation limitation referred to above shall not apply to any contribution for medical benefits, within the meaning of section 401(h) of the Code or section 419A(f)(2) of the Code which is otherwise treated as an Annual Addition under section 415(l)(2) or 419A(d)(2) of the Code.

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

            number of months in the short Limitation Year
            ---------------------------------------------
                                12

          (k) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the plan assuming:

               (1) the Participant will continue employment until Normal Retirement Age under the plan (or current Age, if later), and

               (2) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

          (l) Defined Contribution Dollar Limitation: Thirty Thousand ($30,000) Dollars or, if greater, one-fourth of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the limitation year.


ARTICLE IX  -  INVESTMENT FUND

9.01  Maintenance of Investment Fund

     9.01 The Trustee shall maintain an Investment Fund for the purposes of accumulating funds necessary to pay benefits under the Plan. Subject to the terms of the Trust if a separate Trust agreement is executed, the Trustee shall invest and reinvest the principal and income of the Investment Fund, without distinction between principal and income, in such property, real or personal, wherever situated, as the Trustee may deem advisable, including, but not limited to, variable annuity contracts, stocks, common or preferred, bonds and mortgages, mutual funds, and other evidences of indebtedness or ownership. In making such investment, the Trustee shall not be restricted to securities or other property of the character authorized or required by applicable law from time to time for trust investments, but shall be controlled by the provisions of Sections 14.04 and 14.05.

     Notwithstanding the provisions of the preceding paragraph, if the Employer so elects in Item 8E of the Adoption Agreement, the Committee shall establish a selection of investment alternatives and give each Participant the opportunity to determine the extent to which his or her Accrued Benefit is to be invested in each alternative. If the Committee provides such a selection, the Committee and the Trustee shall have no responsibility for the prudence or diversity of the investment selection made by the Participant, and the Participant's Accrued Benefit shall consist of the assets in which such investment is directed to the extent of such direction. To the extent the Participant does not select the investment of his or her Accrued Benefit, such amounts shall be invested in accordance with the other provisions of the Plan and Trust.

9.02  Powers of Trustee

     9.02 Subject to the terms of the Trust if a separate Trust agreement is executed, the Trustee shall have the following powers and authority in the administration and investment of the Investment Fund.

          (a) To purchase, or subscribe for, securities or other property, and to retain the same in trust;

          (b) To sell, exchange, convey, transfer or otherwise dispose of securities or other property held by the Trustee by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expedience, or propriety of any such sale or other disposition;

          (c) To vote upon stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise conversion privileges, subscription rights, or other options, and to make payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held as part of the investment.

          (d) To cause securities or other property held as part of the Investment Fund to be registered in its own name or names, or in the name of one or more of their nominees, and to hold investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Investment Fund;

          (e) To borrow or raise money for the purpose of the Trust in such amount, and upon such terms and conditions, as the Trustee may deem advisable; and for any sum so borrowed to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Investment Fund; and no person lending money to the Trustee shall be bound to see to the applications of the money lent or to inquire into the validity, expedience, or propriety of any such borrowing.

          (f) To keep such portion of the Investment Fund in cash as the Trustee may, from time to time, determine to be in the best interest of this Trust, without liability for interest thereon.

          (g) Except as otherwise permitted by law, under no circumstances shall the Trustee(s) maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States.

          (h) Except as otherwise permitted by law, under no circumstances shall the Trustee purchase any form of security issued by the Employer, or any real property owned by or leased to the Employer.

9.03  Assets to be Valued at Fair Market Value

     9.03 The Trustee shall value the Trust assets and liabilities annually at fair market value as of the last day of each Plan Year, unless a different Valuation Date or Dates has been selected by the Employer in Item 10 of the Adoption Agreement. Such gains and losses shall be allocated to each Participant's Account in the ratio that such Account bears to all Account balances.

9.04  Deposit of Funds with Depository

     9.04 At the direction of the Committee, or as otherwise provided in the Trust if a separate Trust agreement is executed, the Trustee shall have the power to enter into arrangements for the deposit of funds with an Insurer, bank or trust company, and in connection therewith:

          (a) to authorize such depository to act as custodian of the cash, securities or other property comprising such funds;

          (b) to authorize such depository to convert the funds in whole or in part into, or to invest and reinvest the same in, securities of any kind and nature whatsoever;

          (c) if deemed advisable, to authorize such depository to invest such funds in any trust fund created and maintained by such depository as trustee for the collective investment of funds of trusts for employee benefit plans qualified under section 401(a) of the Internal Revenue Code of 1986 (or corresponding provision of any Federal Revenue law at the time in effect), the instrument creating such collective trust, together with any amendments, modifications or supplements thereto at the time in effect being hereby effective when and as any such investment is made, incorporated in, and make a part hereof; and

          (d) to provide for the payment to the depository of reasonable compensation for its services.

9.05  Appointment of Investment Manager

     9.05 At the direction of the Committee, or as otherwise provided in the Trust if a separate Trust agreement is executed, the Trustee shall have the authority to enter into arrangements with an investment manager or managers to manage assets of the Trust, and such appointment may include the power to acquire and dispose of such assets. Such investment managers shall be entitled to reasonable compensation for their services, payable from Trust assets.


ARTICLE X  -  ACCOUNT

10.01  Allocation of Gains and Losses

     10.01 The Account established and maintained for each Participant covering the amounts allocated from Employer and Employee contributions shall reflect all credits to the Investment Fund by reason of:

          (a) income and realized and unrealized gains to the Investment Fund;

          (b) allocation to the Investment Fund from contributions to the Plan;

          (c) any Policy dividends or other credits on the insurance contracts;

and shall reflect all charges to the Investment Fund by reason of:

          (x) realized and unrealized losses of the Investment Fund;

          (y) expenses of the Trustee allocated to the Investment Fund;

          (z) any amount withdrawn from the Investment Fund in accordance with the provisions of the Plan.

           The credits set forth in Section 10.01(b) and (c) will be allocated only after all other credits and charges have been allocated.

10.02  Method of Allocation of Gains

     10.02 Except to the extent elected in Item 8F of the Adoption Agreement, income and realized and unrealized gains to the Investment Fund will be allocated to each Participant's Account in the proportion that his or her Account at the last preceding Valuation Date bears to the aggregate of all Participants' Accounts at that time.

10.03  Method of Allocation of Losses

     10.03 Except to the extent elected in Item 8F of the Adoption Agreement, expenses and any realized and unrealized losses of the Investment Fund will be charged to each Participant's Account in the proportion that his or her Account at the last preceding Valuation Date bears to the aggregate of all Participants' Accounts at that time.


ARTICLE XI  -  THE COMMITTEE

11.01  Designation of Committee Members

    11.01 The board of directors of the Employer or, if the Employer is not incorporated, a partner or proprietor of the Employer, shall appoint one or more persons who shall be designated as the Committee. The initial Committee members shall be designated in the Adoption Agreement. The Committee shall have all powers necessary for the performance of its duties hereunder. A Committee member may, but need not, be an officer or Employee of the Employer. The Committee shall be the fiduciary with the sole power to control and manage the operation and administration of the Plan. Except as provided in Sections 9.04 and 9.05, the Committee shall not delegate any of the power and authority vested in it.

11.02  Resignation and Replacement of Committee

    11.02 The members of the Committee shall serve at the pleasure of the Employer with such compensation as may be prescribed by such Employer. Any Committee member may resign by a written notice addressed to the Employer. The Employer shall fill any vacancy in the Committee which may occur from time to time. The appointment of a Committee member shall become effective upon his or her acceptance, in writing, addressed to the Employer, and upon such acceptance such Committee member shall be vested with all the rights, powers, and duties of his or her predecessor. No Committee member who receives full-time compensation from the Employer shall be compensated for his or her services as a Committee member.

11.03  Committee to Interpret Plan

    11.03 The Committee shall have the power and authority either alone or on advice of counsel to reconcile any inconsistencies and to construe and interpret the provisions of the Plan, and to determine all questions with respect to the individual rights of Participants, Retired Participants and their Beneficiaries.

11.04  Committee to Establish Funding Policy

    11.04 The Committee shall establish a funding policy and method consistent with the objectives of the Plan, and shall communicate same to the Trustee. The Committee shall discharge its duties solely in the interest of the Participants and their Beneficiaries.

11.05  Prudent Man Rule

    11.05 The Committee shall act at all times with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and shall direct the Trustee to diversify the investments so as to minimize the risk of large losses unless under the circumstances it is prudent not to do so.

11.06  Committee Not Liable If Prudent

    11.06 Provided the Committee acts in accordance with the provisions of Sections 11.04 and 11.05, the Committee shall be free of any liability, joint or several, to the Employer, any Employee, any Participant, Retired Participant or Beneficiary for the making, retention or sale of any investment or reinvestment made by it as herein provided or for any loss to or diminution of the assets of the Trust. In addition, should the Committee select a custodian as provided in
Section 9.04, or an investment manager as provided in

Section 9.05, to the extent that such selection is prudent, the Committee shall be free of any liability for any acts or omissions of such custodian or investment manager.

11.07  Vote of Committee

    11.07 If more than one Committee member is appointed, they shall act by majority vote, and action may be taken either by a vote at a meeting or in writing without a meeting. Any one Committee member may sign, on behalf of all, any papers which may be required.

11.08  Committee Members May Participate in Plan

    11.08 No Committee member shall be precluded from becoming a Participant under the Plan upon his or her meeting the eligibility requirements set forth in
Section 2.01.

11.09  Reimbursement of Committee Expenses

    11.09 The Employer shall reimburse the Committee and its members for any reasonable expense, including counsel fees, incurred in the administration of the Plan.

11.10  Committee to Keep Records

    11.10 The Committee shall keep accurate and detailed accounts of the transactions effected hereunder and all accounts, books and records relating thereto shall be open for inspection at all reasonable times by the Employer, or any person designated by it. A Participant may inspect the Committee's records only insofar as they relate to such Participant's own participation.

11.11  No Security Required

    11.11 The Committee members shall not be required to give bond or other security for the faithful performance of duties, unless required by Law.

11.12  Reliance Upon Written Authority

    11.12 The Committee shall be fully protected in relying upon any written instructions and direction of the Employer, and in taking any action upon any instrument believed by the Committee to be genuine and signed and presented by the proper person or persons. The Committee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statement therein contained.

11.13  Resolution of Disputes

    11.13 In the event that any dispute shall arise as to any act to be performed by the Committee, they may postpone performance until adjudication of such dispute in a court of competent jurisdiction or until indemnified against loss to their satisfaction.

11.14  Prohibition on Self Dealing

     11.14 The Committee, any custodian designated in accordance with Section 9.04, and any investment manager designated in accordance with Section 9.05, shall not, either directly or indirectly, deal with the assets of the Trust for it, his or her own interest or account; act in any transaction involving the Plan on behalf of a party whose interests are adverse to the interests of the Plan, or any Participant or Beneficiary; or receive any consideration for it, his or her own account from any party dealing with the Plan in connection with a transaction involving Trust assets.

11.15  Prohibition Against Prohibited Transactions

     11.15 (a) Neither the Committee, the Trustee nor any custodian designated in accordance with Section 9.04, nor any investment manager designated in accordance with Section 9.05, shall engage in any transaction he, she or they know or should know constitutes a direct or indirect

               (1) sale, exchange or lease of any property between the Trust and a party-in-interest;

               (2) lending of money or other extension of credit between the Trust and a party-in-interest;

               (3) furnishing of goods, services or facilities (other than reasonable arrangements for office space, or legal, accounting or other services necessary for the establishment or operation of the Plan or Trust) between the Trust and a party-in-interest;

               (4) transfer to, or use by or for the benefit of, a party-in-interest any assets of the Trust.

          (b) The term "party-in-interest" shall mean:

               (1) The Committee and the Trustee;

               (2) Any custodian designated in accordance with Section 9.04; or any investment manager designated in accordance with Section 9.05;

               (3) Anyone performing services, including legal or accounting services, to the Plan or Trust;

               (4) The Employer;

               (5) Anyone who, directly or indirectly, owns fifty (50%) percent or more of the combined voting power of all classes of stock, or fifty (50%) percent of the total value of all classes of stock of the Employer;

               (6) A spouse, ancestor, lineal descendant or spouse of a lineal descendant of any individual described in Sections 11.15(b)(1), (2), (3), (4), or (5);

               (7) A corporation, partnership, trust or estate of which at least fifty (50%) percent of the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such corporation, or at least fifty (50%) percent of the capital interest or profits of such partnership, or at least fifty (50%) percent of the beneficial interest of such Trust or estate is owned directly or indirectly by a party-in-interest (other than as defined in Sections 11.15(b)(6), (7), (8) or (9);

               (8) A ten (10%) percent or more (directly or indirectly in capital or profits) partner or joint venture of a person described in Sections 11.15(b)(3), (4), (5), (6) or (7); and

               (9) An employee, officer, director or owner, directly or indirectly, of ten (10%) percent or more of the issued and outstanding shares of a person described in Section 11.15(b)(3), (4), (5), (6), (7) or (8).


ARTICLE XII  -  AMENDMENT

12.01  Sponsor or Mass Submitter to Amend Plan

     12.01 Subject to the provisions of Sections 12.04 and 12.05, the Employer the Committee and the Trustee, as initially and subsequently designated, hereby delegate authority to the Sponsor to amend this Plan and Adoption Agreement at any time and such amendments are deemed made with the consent of the Employer, Committee and Trustee and on their behalf. Such amendments by the Sponsor may be executed without the consent of any other party and shall be stated in instruments executed by the Sponsor, copies of which shall be provided to each Employer who shall provide copies of same to the the Committee and the Trustee. Such amendments by the Sponsor shall bind each Employer, the Committee and the Trustee, and all Participants and their Beneficiaries hereunder. The power to amend granted to the Sponsor is in no way intended to, nor shall it be deemed to, grant the Sponsor any discretionary power in the operation or management of the Plan.

     The amendments made by the Sponsor are limited solely to the form of the Plan and Adoption Agreement. The Sponsor may not change an election previously made by the Employer, and may not amend any provision of the Trust without the consent of the Trustee.

12.02  Employer Amendments for Code 415 and 416

     12.02 Subject to the provisions of Section 12.04 and 12.05, the Employer may change the choice of options in the Adoption Agreement, add overriding language in the Adoption Agreement when such language is necessary to satisfy section 415 or 416 of the Code because of the required aggregation of multiple plans, and add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. The Employer may also attach to the Plan a list of benefits protected under section 411(d)(6) of the Code if such benefits must be protected as a result of a restatement of the Plan from an individually designed plan to this prototype, or from another prototype to this prototype. An Employer that amends the Plan for any other reason will no longer participate in this Prototype and will be considered to have an individually designed plan.

12.03  No Amendment to Violate Exclusive Benefit Rule

     12.03 No amendment shall vest in the Employer, directly or indirectly, any right, title, interest, or control over Policies purchased hereunder, or over Trust funds subject to the terms of this Plan. No trust asset shall, by reason of any amendment, be used for or diverted to purposes other than for the exclusive benefit of Participants, Retired Participants, and their Beneficiaries. No amendment shall reduce any vested right or interest to which any Participant, Retired Participant or Beneficiary is then entitled hereunder. The Employer may, however, make such retroactive amendments as may be required by the Internal Revenue Service in order to initially qualify or maintain the qualification of the Plan under the appropriate provisions of the Internal Revenue Code of 1954, as amended, and of any other applicable statute.

12.04  Amendments Reducing Account

     12.04 Notwithstanding the provisions of Section 12.03, a Participant's

Account balance may be reduced to the extent permitted under section 412(c)(8) of the Code.

     An adopting Employer may amend the Plan by adding language to allow the Plan to operate under a waiver of the minimum funding requirement.

12.05  Amendments Needing Committee or Trustee Consent

     12.05 If any amendment by the Employer affects the rights, duties, responsibilities, or obligations of the Committee or the Trustee hereunder, such amendment may be made only with the consent of the Committee or the Trustee, as the case may be. Any amendment to the Plan made by the Employer in accordance with the provisions of this Section 12.05 shall become effective when a signed copy has been delivered to the affected party.

12.06  Plan as Restatement

     12.06 Subject to the provisions of Sections 12.04 and 12.05, an Employer may adopt this Plan and Trust and the Adoption Agreement as a restatement of a previously adopted pension plan other than this prototype. To do so, the Employer must check Item C in the Introduction of the Adoption Agreement and complete all Items in the Adoption Agreement.

12.07  Amendments to Vesting Schedule

     12.07 No amendment to a Vesting Schedule shall deprive a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5)" Years of Service" for "three (3) Years of Service" where such language appears.

          The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

          (a) sixty (60) days after the amendment is adopted;

          (b) sixty (60) days after the amendment becomes effective; or

          (c) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or the Committee.

12.08  No Decrease in Accrued Benefits

      12.08 No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this
Section 12.08, a Plan amendment which has the effect of decreasing a Participant's Accrued Benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage determined as of such date of such Employee's right to his or her Employer-derived Accrued Benefit will not be less than his or her percentage computed under the Plan without regard to such amendment.


ARTICLE XIII  -  TERMINATION OF PLAN

13.01  Employer Right to Terminate Plan

     13.01 The Employer reserves the right at any time to terminate the Plan and/or Trust for any reason or for no reason. The Employer shall notify the Committee and the Trustee that it desires to terminate the Plan and/or Trust. Upon termination or partial termination of the Plan, or the complete discontinuance of contributions if the Plan is a profit sharing Plan, the rights of all Participants to their Accrued Benefits shall be fully vested and nonforfeitable.

13.02  Distribution on Termination

     13.02 Subject to the provisions of Article V and upon termination of the Employer's participation in the Plan under Section 13.01, the Committee shall direct the Trustee to deliver all Policies acquired for the benefit of each Participant to each Participant, and Trust funds subject to the provisions of this Plan shall be distributed to each Participant according to the value of his or her Account. Upon such distribution, the Trustee shall be discharged from all obligations under the Plan, subject to the provisions of the Trust. Assets shall be distributed on termination as soon as administratively feasible.

13.03  Events Resulting in Plan Termination

     13.03 The Employer's participation under the Plan shall terminate in the event of a legal adjudication of the Employer as a bankrupt; a general assignment by the Employer to or for the benefit of its creditors; dissolution of the Employer; sale or transfer of the Employer to another business organization; or merger or consolidation of the Employer with another business organization; unless the Plan is continued by a successor of the Employer by agreement with the Trustee assuming the liabilities of the Plan. This Plan shall not merge or consolidate with, or transfer assets or liabilities to, any other plan unless each Participant in this Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).


ARTICLE XIV  -  MISCELLANEOUS

14.01  Plan Not Employment Contract

     14.01 The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Participant or Employee, or to be a consideration for, inducement to, or condition of employment of any person. Nothing herein contained shall be construed to give any Participant the right to be retained in the employ of the Employer or to interfere with the right of the Employer to terminate the employment of any Participant at any time.

14.02  Nondiscriminatory Exercise of Discretion

     14.02 Wherever it is herein provided that any person or persons concerned with the administration of the Plan shall exercise discretion in the making of any decision, such discretion shall be exercised so as not to discriminate among persons similarly situated.

14.03  Plan Available for Inspection

     14.03 A copy of the Plan and any and all future amendments thereto shall be available to the Plan Participants for inspection at all reasonable times.

14.04  Prohibition Against Assignment

     14.04 No right or interest of any kind in any Trust asset shall be transferable or assignable by a Participant, or Retired Participant or their Beneficiaries, or be subject to alienation, encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary. If any Participant attempts to alienate or assign such benefits or should such benefits be subject to any of the above legal or equitable processes, the Committee shall direct the Trustee to take the necessary steps so that such benefits shall not be available to the Participant, and such benefits shall be used as the Committee shall direct for the benefit of the Participant or for his Beneficiaries. This Section 14.04 shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

14.05  No Responsibility for Policies

     14.05 Neither the Employer, the Committee or the Trustee shall be responsible for the validity of a Policy or for the failure on the part of an Insurer to make any payment or to provide any benefit under any Policy or for the action of any person which may render any Policy invalid or unenforceable. The Employer, the Committee and the Trustee shall not be responsible for any failure to perform or delay in performing any act occasioned by any Policy provisions or restrictions imposed by an Insurer or any other person. In the event that it becomes impossible for the Employer, the Committee or the Trustee to perform any act under the Plan, that act shall be performed which, in the judgment of the Employer, the Committee or the Trustee, as the case may be, will most nearly execute the provisions of the Plan.

14.06  Diversion of Assets Prohibited

     14.06 Except as provided in Section 14.08, under no circumstances shall any part of the corpus or income of the Plan be used for, or diverted to, purposes other than for the exclusive benefit of the Employees and their Beneficiaries and to defray reasonable expenses of administration. The Plan shall at all times be interpreted and administered in accordance with the applicable provisions of the Internal Revenue Code of 1986, as now in effect or as hereafter amended, or of any other applicable statute. Any funds contributed to the Plan and any assets of the Plan shall not revert to, or be used by or for the benefit of the Employer, except as provided in Section 14.08.

14.07  Plan Subject to State Law

     14.07 The Plan embodied herein and the Trust through which it is funded shall be construed according to the laws of the State in which the Employer has its principal office.

14.08  Return of Contributions

     14.08 (a) Anything to the contrary herein contained notwithstanding, if the District Director of Internal Revenue having jurisdiction over the Employer shall determine that the Plan is not qualified under section 401(a) of the Code, the Plan shall be of no force or effect as to the Employer, and, without the assent of any other party the Employer shall be entitled to recover all contributions paid into the Plan, with the exception of amounts paid for life insurance protection, any expense or commission incurred by the Insurer, and other administrative expenses incurred by the Committee and/or the Trustee. Any funds contributed to the Plan which are attributable to Employee contributions shall be returned to the respective Employee. Such recovery must be completed not more than one (1) year after the denial of qualification of the Plan.

          (b) In the case of a contribution which is made by an Employer by a mistake of fact, Section 14.06 shall not prohibit the return of such contribution to the Employer within one (1) year after the time it is made.

          (c) If a contribution is conditioned on the deductibility of the contribution under section 404 of the Code, then to the extent the deduction is disallowed, Section 12.06 shall not prohibit the return to the Employer of such contribution (to the extent disallowed) within one (1) year after the disallowance of the deduction. Unless the Employer provides otherwise at the time a contribution is made, all contributions shall be made on the condition they are deductible.

14.09  Loss of Plan Qualification

     14.09 If, after initial approval of this Plan by the Internal Revenue Service or, if the Plan is a Standardized Plan, after the Plan is established or amended, the Employer at a later date fails to attain or retain the Plan's qualified status, it shall no longer be regarded as participating in a Prototype Plan, and the Plan for such Employer shall be regarded as an individually drawn plan.

14.10  Claims Procedure

     14.10 The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits has been denied, setting forth the specific reasons for such denial written in a manner calculated to be understood by the Participant or Beneficiary. The Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review by at least one Committee member of the decision denying the claim.

14.11  Related Employer Participation

     14.11 Except as provided in Section 8.05(e), all Employees of all corporations which are members of a controlled groups of corporations (as defined in section 414(b) of the Code), all Employees of all trades and businesses, whether or not incorporated, which are under common control (as defined in section 414(c) of the Code), and all Employees of all members of affiliated service groups (as defined in section 414(m) of the Code) shall be treated as the Employees of a single employer. Any individual deemed under section 414(n) of the Code to be an Employee of an Employer described in the previous sentences shall also be considered an Employee.

14.12  Adoption of Plan by Related Employers

     14.12 (a) The Employer listed as the Employer on the first page of the Adoption Agreement shall be the Employer whose Board of Directors or, if such Employer is a proprietorship or partnership, whose proprietor or partners, shall have the power to amend the Plan as to all Employers under Article XII, although each Employer listed on the Appendix to the Adoption Agreement shall retain the right to amend the Plan as to its Employees. The Employer listed on the first page of the Adoption Agreement shall be the Employer whose Board of Directors or, if such Employer is a proprietorship or partnership, whose proprietor or partners, shall appoint the Committee and the Trustee and shall be the Employer exercising all of the powers set forth in Article XII to be exercised by an Employer.

          (b) Each Employer retains the right under Article XIII to terminate the Plan as to its Employees and no Employer shall have the right to terminate the Plan as to Employees of another Employer.

          (c) If a Participant is employed by more than one participating Employer in the same Plan, his or her Compensation from all such Employers shall be aggregated prior to the calculation of the contribution to be made to his or her Account, and the contribution shall be allocated pro rata between or among the Employers of such Participant based on his Compensation from each such Employer.

          (d) In a money purchase Plan, unless the Employer has elected otherwise in Item 7I of the Adoption Agreement, forfeitures shall be used to reduce the contributions of the Employer by whom the Participant was employed and in a profit sharing Plan shall be allocated to Employees of the Employer by whom the terminating Participant was employed.

14.13  Participant Loans

     14.13 (a) If the Employer so selects in Item 20 of the Adoption Agreement, loans may be made to a Participant or a Beneficiary provided they are made available to all Participants and Beneficiaries on a reasonably equivalent basis, they are adequately secured and bear a reasonable interest rate, no Participant loan exceeds the present value of the Participant's vested Accrued Benefit, and in the event of default foreclosure on the note and attachment of the security will not occur until a distributable event occurs in the Plan. Loans shall not be made available to Highly Compensated Employees as defined in section 414(q) of the Code in amounts greater than the amount made available to other Employees.

          (b) No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (i) Fifty Thousand ($50000) Dollars reduced by the excess, if any, of the highest outstanding balance of loans during the one (1) year period ending on the day before the loan is made over the outstanding balance of loans from the Plan on the date the loan is made, or (ii) one-half (1/2) of the present value of the nonforfeitable Accrued Benefit of the Participant or, if greater, the total Accrued Benefit up to Ten Thousand ($10000) Dollars. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in sections 414(b), 414(c), 414(m) and 414(o) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment of principal and interest be amortized in level payments, no less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time, determined at the time the loan is made, will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan, and a loan, pledge, or assignment with respect to any insurance Policy purchased under the Plan, will be treated as a loan under this Section 14.13.

          (c) No loans will be made to any Shareholder-Employees of an S corporation or to Owner-Employees, or to any Participant in a Fully Insured Plan.

          (d) A Participant must obtain the consent of his or her spouse, if any, to use of the Accrued Benefit as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety (90) day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Accrued Benefit is used for renegotiation, extension, renewal or other revision of the loan.

          (e) If a valid spousal consent has been obtained in accordance with
Section 14.13(d), then, notwithstanding any other provision of the Plan, the portion of the Participant's vested Accrued Benefit used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Accrued Benefit payable at the time of death or distribution, but only if the reduction is used as a repayment of the loan. If less than one hundred (100%) percent of the Participant's vested Accrued Benefit, determined without regard to the preceding sentence, is payable to the surviving Spouse, then the Accrued Benefit shall be adjusted by first reducing the vested Accrued Benefit by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

14.14  Leased Employees

     14.14 Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to the services performed for the recipient employer shall be treated as provided by the recipient Employer. A Leased Employee shall not be considered an Employee of the recipient if such individual is

          (a) covered by a money purchase pension plan providing

               (1) a nonintegrated Employer contribution rate of at least ten (10%) percent of compensation as defined in section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code;

               (2) immediate participation;

               (3) full and immediate vesting; and

          (b) Leased Employees do not constitute more than twenty (20%) percent of the recipient's Employees who are not Highly Compensated Employees.

For purposes of this Section 14.14, the term "Leased Employee" shall have the meaning set forth in Section 1.45.

14.15  Owner-Employees

     14.15 (a) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and 401(d) of the Code for the Employees of this and all such other trades or businesses.

          (b) If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and 401(d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under the Plan.

          (c) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits provided for the employees under the plan of the trade or business which are controlled must be as favorable as those provided for him or her under the most favorable plan of the trade or business which is not controlled.

          (d) For the purpose of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees, together own the entire interest in an unincorporated trade or business, or in the case of a partnership, own more than fifty (50%) percent of either the capital interest or the profits interest in the partnership. For the purpose of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

14.16  Funding Waiver Rules

     14.16 An Employer that amends its Plan because of a waiver of the minimum funding requirement of section 412(a) of the Code will be considered to ba maintaining an individually designed Plan and shall no longer be considered to particiate in The Guardian Defined Contribution Prototype Plan.


ARTICLE XV  -  STANDARDIZED AND PAIRED PLANS

15.01  Standardized Plan Defined

     15.01 The term "Standardized Form Plan" shall mean a Plan which satisfies the following conditions:

          (a) the provisions governing eligibility and participation are such that the Plan by its terms must cover all Employees except those that may be excluded under section 410(a)(1) or (b)(3) of the Code. Eligibility and participation conditions shall be determined in Items 2 and 3 of the Adoption Agreement. If this plan is paired, all the paired plans must have the same eligibility requirements;

          (b) the eligibility requirements under the Plan are not more favorable for officers, owners, or highly compensated Employees than for other Employees;

          (c) the vesting schedule selected in Item 15 of the Adoption Agreement is either of the schedules set forth in Item 15A. Those schedules are the ones that provide vesting at a rate at least as favorable for every year as would be required by the schedules set forth in section 416(b)(1)(A) or (B) of the Code if the Plan were a Top-Heavy Plan for every Plan Year after the Plan Year beginning in 1983;

          (d) the contribution formula selected in Item 6 of the Adoption Agreement must provide contributions which are a uniform percentage of each Participant's total Compensation, and in Item 4 of the Adoption Agreement the definition of Compensation selected must not exclude any part of the Participant's Compensation. In determining whether or not contributions are a uniform percentage of each Participant's total Compensation, contributions which are not a uniform percentage of Compensation solely because of the permitted disparity under section 401(a)(5) and 401(l) of the Code are not taken into account.

15.02  Paired Plans Defined

     15.02 The term "Paired Plans" means a combination of one or two defined contribution Standardized Form Plans and one defined benefit Standardized Form Plan so designed that if any single Plan, or combination of Plans, is adopted by an Employer, each Plan by itself, or the Plans together, will meet the antidiscrimination rules set forth in section 401(a)(4) of the Code, the contribution and benefit limitations set forth in section 415, and the provisions relating to Top-Heavy Plans set forth in section 416. For purposes of this Plan, only Plans maintained pursuant to prototype documents sponsored by the Sponsor may be paired, and only the Sponsor's Defined Benefit Prototype Plan and the Sponsor's Defined Contribution Prototype Plan may be paired.

15.03  Top-Heavy Minimums in Paired Plans

     15.03 When the Paired Plans are Super Top-Heavy as defined in Section 15.04, the Top-Heavy requirements set forth in Section 7.01 of this Plan shall apply except that each non-Key Employee who is a Participant in a Paired Defined Contribution Money Purchase Plan and who is also a Participant in the Sponsor's Defined Benefit Prototype Plan shall receive a minimum contribution of five (5%) percent of such Employee's total Compensation, unless the paired defined benefit plan has been selected in sections 17C and 17D of the adoption agreement.

15.04  Adjustment for Super Top-Heavy Plan

     15.04 In any Plan Year in which the Top-Heavy Ratio exceeds ninety (90%) percent, which shall mean that the Plan is a Super Top-Heavy Plan, the denominators of the Defined Benefit Fraction as defined in Section 8.05(c) of the Plan and the Defined Contribution Fraction as defined in Section 8.05(d) of the Plan shall be computed using one hundred (100%) percent of the dollar limitation instead of one hundred twenty-five (125%) percent.

15.05  Adjustment for Two Top-Heavy Plans

     15.05 When the Paired Plans are Top-Heavy, but are not Super Top-Heavy, the Employer will provide each non-Key Employee who is a Participant in the paired defined contribution money purchase Plan or paired defined contribution profit sharing plan and the paired Sponsor's Benefit Prototype Plan a minimum nonintegrated contribution of seven and one-half (7 1/2%) percent of total Compensation, unless a different election has been made in Item 17D.

15.06  Adjustment for One Top-heavy Plan

     15.06 When the Paired Plans are Top-Heavy, but are not Super Top-Heavy, the Employer will provide a minimum nonintegrated contribution of four (4%) percent of total Compensation for each non-Key Employee who participates in this Plan or paired defined contribution money purchase or profit sharing plan but does not participate in the paired Sponsor's Defined Benefit Prototype Plan, unless a different election has been made in Item 17D.

15.07  Permitted Disparity in Paired Plans

     15.07 Only one of the Paired Plans may be integrated with Social Security benefits.

15.08  Exclusive Coverage in Paired Plans

     15.08 In the event that the paired plans do not benefit the same participants in any given year, then the provisions of sections 15.03, 15.05 and
15.06 of the plan are not applicable, Item 17C and 17D of the Adoption Agreement are not applicable, and each paired plan will provide the required minimums. This Section applies to Plan Years beginning after December 31, 1991. In such event, the participant will receive the minimum contribution provided in section
7.01 of this Plan, regardless of whether he/she participates in both plans.


ARTICLE XVI  -  THE TRUSTEE

16.01  Designation of Trustee

     16.01 The board of directors of the Employer or, if the Employer is not incorporated, a partner or proprietor of the Employer, shall appoint one or more Trustees (herein referred to as the Trustee) who shall have powers necessary for the performance of the duties hereunder. The initial Trustee shall be designated in the Adoption Agreement. Except as provided in Sections 13.04 and 13.05, or in a separate trust agreement, the Trustee shall not delegate any of its power and authority. A separate trust agreement may be entered into between the Employer and any institutional Trustee, in which event the terms of such separate trust agreement shall be the Trust and shall supersede any conflicting terms in this document as to the Trustee.

16.02  Resignation and Replacement of Trustee

     16.02 The Trustee shall serve at the pleasure of the Employer with such compensation as may be prescribed by agreement between the Employer and the Trustee. Any Trustee may resign by a written notice addressed to the Employer. The Employer shall fill any Trustee's vacancy which may occur from time to time. The appointment of a Trustee shall become effective upon the acceptance of the Trustee, in writing, addressed to the Employer, and upon such acceptance such Trustee shall be vested with all the rights, powers, and duties of the predecessor Trustee. No Trustee who receives full time compensation from the Employer shall be compensated for services as Trustee.

16.03  Trustee to Establish Funding Policy

     16.03 The Trustee shall establish a funding policy and method consistent with the objectives of the Plan. The Trustee shall manage the assets of this Trust and otherwise discharge duties solely in the interest of the Participants and their Beneficiaries. The assets of the Trust shall be used solely for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

16.04  Prudent Man Rule

     16.04 The Trustee shall act at all times with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and shall diversify the investments so as to minimize the risk of large losses unless under the circumstances it is prudent not to do so.

16.05  Trustee Not Liable If Prudent

     16.05 Provided the Trustee act in accordance with the provisions of Sections 16.03 and 16.04, the Trustee shall be free of any liability, joint or several, to the Employer, any Employee, the Committee, any Participant, Retired Participant or Beneficiary for the making, retention or sale of any investment or reinvestment made by him as herein provided or for any loss to or diminution of the assets of the Trustee. In addition, should the Trustee select a custodian as provided in Section 13.04, or an investment manager as provided in Section 13.05, to the extent that such selection is prudent, the Trustee shall be free of any liability for any acts or omissions of such custodian or investment manager.

16.06  Vote of Trustee

     16.06 Except as provided in a separate agreement between the Trustee and the Employer, if more than one Trustee is appointed, they shall act by majority vote, and action may be taken either by a vote at a meeting or in writing without a meeting. Any one Trustee may sign, on behalf of all, any papers which may be required.

16.07  Trustee to Receive Contributions

     16.07 The Trustee shall receive all contributions to the Plan, and such contributions, together with all Policy dividends and refunds, amounts received by the Trustee under any Policies that are not distributed to Participants or their Beneficiaries and all other property held from time to time hereunder, shall be held, managed, and administered in trust pursuant to the terms of the Plan and, if applicable, at the direction of the Committee.

16.08  Trustee May Participate in Plan

     16.08 No Trustee shall be precluded from becoming a Participant under the Plan upon his meeting the eligibility requirements.

16.09  Reimbursement of Expenses

     16.09 The Employer shall reimburse the Trustee for any reasonable expense, including counsel fees, incurred in the performance of duties as Trustee.

16.10  Trustee to Keep Records

     16.10 The Trustee shall keep accurate and detailed accounts of the transactions effected hereunder and all accounts, books and records relating thereto shall be open for inspection at all reasonable times by the Employer, the Committee or any person designated by either of them. A Participant may inspect the Trustee's records only insofar as they relate to his or her own participation.

16.11  Trustee to Submit Written Accounts

     16.11 Except to the extent otherwise provided by agreement between the Trustee and the Employer, as soon as practicable after the close of each Plan Year, and at such other times as the or Committee may direct, the Trustee shall file with the Committee a written account, setting forth all receipts, expenditures, and other operations of the Plan during the period since the date of the last previous accounting. Upon the expiration of thirty (30) days after the date of filing such accounting with the Committee, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of the acts and transactions shown in such account, except with respect to any such act or transaction as to which the Committee shall file with the Trustee written objections within such thirty (30) day period, or except if such transaction violates the provisions of Section
16.03 or 16.04. Nothing herein contained, however, shall deprive the Trustee of the right to have any of accounts settled by a court of competent jurisdiction.

16.12  No Security Required

     16.12 Except to the extent otherwise provided by agreement between the Trustee and the Employer, the Trustee shall not be required to give bond or other security for the faithful performance of duties, unless required by Law.

16.13  Reliance Upon Written Authority

     16.13 The Trustee shall be fully protected in relying upon any written instructions and direction of the Committee or the Employer, and in taking any action upon any instrument believed by the Trustee to be genuine and signed and presented by the proper person or persons. The Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statement therein contained.

16.14  Resolution of Disputes

     16.14 Except to the extent otherwise provided by agreement between the Trustee and the Employer, in the event that any dispute shall arise as to any act to be performed by the Trustee, the Trustee may postpone performance until adjudication of such dispute in a court of competent jurisdiction or until indemnified against loss to the Trustee's satisfaction.

16.15  Prohibition on Self Dealing

     16.15 The Trustee, any custodian designated in accordance with Section 13.04, and any investment manager designated in accordance with Section 13.05, shall not, either directly or indirectly, deal with the assets of the Trust for their own interest or account; act in any transaction involving the Plan on behalf of a party whose interests are adverse to the interests of the Plan, or any Participant or Beneficiary; or receive any consideration for their own account from any party dealing with the Plan in connection with a transaction involving Trust assets.

16.16  Prohibition Against Prohibited Transactions

     16.16 (a) Neither the Trustee nor any custodian designated in accordance with Section 13.04, nor any investment manager designated in accordance with
Section 13.05, shall engage in any transaction he or they know or should know constitutes a direct or indirect

               (1) sale, exchange or lease of any property between the Trust and a party-in-interest;

               (2) lending of money or other extension of credit between the Trust and a party-in-interest;

               (3) furnishing of goods, services or facilities (other than reasonable arrangements for office space, or legal, accounting or other services necessary for the establishment or operation of the Plan or Trust) between the Trust and a party-in-interest;

               (4) transfer to, or use by or for the benefit of, a party-in-interest any assets of the Trust.

          (b) The term "party-in-interest" shall mean:

               (1) The Committee and the Trustee;

               (2) Any custodian designated in accordance with Section 13.04; or any investment manager designated in accordance with Section 13.05;

               (3) Anyone performing services, including legal or accounting services, to the Plan or Trust;

               (4) The Employer;

               (5) Anyone who, directly or indirectly, owns fifty (50%) percent or more of the combined voting power of all classes of stock, or fifty (50%) percent of the total value of all classes of stock of the Employer;

               (6) A spouse, ancestor, lineal descendant or spouse of a lineal descendant of any individual described in Section 16.16(b)(1), (2), (3), (4), or
(5);

               (7) A corporation, partnership, trust or estate of which at least fifty (50%) percent of the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such corporation, or at least fifty (50%) percent of the capital interest or profits of such partnership, or at least fifty (50%) percent of the beneficial interest of such Trust or estate is owned directly or indirectly by a party-in-interest (other than as defined in Section 16.16(b)(6), (7), (8) or (9);

               (8) A ten (10%) percent or more (directly or indirectly in capital or profits) partner or joint venture of a person described in Section
(3), (4), (5), (6) or (7); and

               (9) An employee, officer, director or owner, directly or indirectly, of ten (10%) percent or more of the issued and outstanding shares of a person described in Section 16.16(b)(3), (4), (5), (6), (7) or (8).

                            ADOPTION AGREEMENT TO

                      THE GUARDIAN DEFINED CONTRIBUTION
                      PROTOTYPE PLAN AND TRUST AGREEMENT

                FOR A STANDARDIZED PROFIT SHARING 401(K) PLAN


NAME OF EMPLOYER    [ Mikron Instrument Company, Inc. ]
                    [     ]

ADDRESS             [ 445 West Main Street -- P.O. Box 365 ]
                    [           Number and Street          ]
                    [ Wyckoff ]         [    NJ 07481      ]
                    [  City   ]         [State and Zip Code]

NAME OF PLAN        [ Mikron Instrument Company, Inc. 401(k) Profit Sharing
                      Plan]
                    [     ]

NAME OF TRUSTEE(S)  [ Jacqueline Michael, Donald Michael, K. Irani ]
                    [     ]
                    [     ]

NAMES OF COMMITTEE  [     ]
                    [     ]
                    [     ]

INTRODUCTION

     This Adoption Agreement and the provisions of The GUARDIAN Defined Contribution Prototype Plan and Trust Agreement of which this Agreement is a part, are hereby adopted by the Employer or Employers executing this Agreement for the benefit of Employees and their Beneficiaries.

Complete (A), (B), or (C) below:

[     ]    (A)  This Adoption Agreement is part of the adoption of a new Plan.

[     ]    (B)  This Adoption Agreement is an amendment to The GUARDIAN Defined
                Contribution Prototype Plan, previously adopted, as provided in
                Section 12.02. Complete only Items amended.

[  X  ]    (C)  This Adoption Agreement is a restatement of a previously adopted
                Plan, other than The GUARDIAN Defined Contribution Prototype
                Plan, as provided in Section 12.06.

The PLAN ADMINISTRATOR shall be [select one]

[     ]  the Committee.

[  X  ]  the Employer.

[     ]  the following individuals: [insert names]

        [     ]   [     ]   [     ]

Item 1:  EFFECTIVE DATE

EFFECTIVE DATE shall mean [insert date] [ 1/1/95 ].

If this Agreement is a restatement of a previously adopted plan, the EFFECTIVE DATE of the previously adopted Plan is [insert date] [ 1/1/93 ].

Item 2:  ELIGIBLE EMPLOYEE

A. ELIGIBLE EMPLOYEE means any Employee who satisfies the ELIGIBILITY CONDITIONS set forth in Item 3. If elected in this Item, the term "ELIGIBLE EMPLOYEE" shall include [check only if Employees in the listed category are to be included]

[ X ] any Employee who is a member of a unit of Employees covered by a collective bargaining agreement with an Employee representative if the Employer and the Employee representative have engaged in good faith bargaining for retirement benefits and if two (2%) percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9(g) of the Regulations. For this purpose, the term "employee representative" does not include any organization more than half of whose members are Employees who are officers, owners or executives of the Employer.

[ X ] any Employee who is a nonresident alien provided the Employee receives no earned income from the Employer, within the meaning of section 911(d)(2) of the Code, which constitutes income from sources within the United States within the meaning of section 861(a)(3) of the Code.

B.  [Not Applicable]

C.  [Not Applicable]

D.  [Not Applicable]

Item 3:  ELIGIBILITY CONDITIONS

A.  AGE REQUIREMENT: An Employee who qualifies as an ELIGIBLE EMPLOYEE under
    Item 2 shall be eligible to participate on the EFFECTIVE DATE only if he or she has attained Age [ 21 ]. [do not insert Age above 21]

    An Employee who does not qualify as an ELIGIBLE EMPLOYEE on the EFFECTIVE DATE shall be eligible to participate as of the first Entry Date on which he or she otherwise qualifies for participation and only if he or she has then attained Age [ 21 ]. [do not insert Age above 21]

B. SERVICE REQUIREMENT: An Employee who qualifies as an ELIGIBLE EMPLOYEE under Item 2 shall be eligible to participate on the EFFECTIVE DATE only if he or she has completed [ 1 ] Years of Service. [do not insert more than one (1) Year unless all Participants are immediately fully vested; do not insert more than two (2) Years in any event]

    An Employee who does not qualify as an ELIGIBLE EMPLOYEE on the EFFECTIVE DATE shall be eligible to participate as of the first Entry Date on which he or she otherwise qualifies for participation and only if as of such Entry Date he or she has completed [ 1 ] Years of Service. [do not insert more than one (1) Year unless all Participants are immediately fully vested; do not insert more than two (2) Years in any event]

C. For 401(k) Plans only, an Employee who qualifies as an Eligible Employee under Item 2 shall be eligible to participate on an Entry Date determined as follows: [select one]

[  X  ]  the Entry Date shall be the first day of the PLAN YEAR.

[     ]  the Entry Date shall be [     ] [insert day and month] in

[     ]  each PLAN YEAR.

[     ]  the Entry Date shall be twice each PLAN YEAR, on the first day of the PLAN YEAR and six (6) months following the first day of the PLAN YEAR.

[     ]  the Entry Date shall be twice each PLAN YEAR, on [     ] [insert day
         and month] and six (6) months after such date.

[     ]  the Entry Date shall be the first day of the month coincident with or next following the Employee's completion of the eligibility requirements selected in Item 1.

[     ]  the Entry Date shall be the day the Employee completes his or her first Hour of Service.

[     ]  the Entry Date shall be the first day of the sixth (6th) month following the day the Employee completes his or her first Hour of Service.

[     ]  the Entry Date shall be the following date(s) [insert date or series of dates]:
         [     ]


C. [Complete if applicable] For purposes of measuring a Year of Service for eligibility purposes, an Employee will be credited with a Year of Service only if he or she completes at least [1,000] [insert number of Hours not greater than 1000] Hours of Service during the eligibility computation period defined in Section 1.78.

D. For purposes of the SERVICE REQUIREMENT, Years of Service as a Proprietor or Partner, or Years of Service with a corporate predecessor [check one if applicable, otherwise leave blank]

[  X  ]  shall be taken into account.

[     ]  shall not be taken into account.

[     ]  shall be taken into account only for Years of Service completed after
         [     ] [     ] [insert date].

    If Years of Service with a predecessor are to be counted, the name of the
    predecessor is [     ].

E.  YEARS OF SERVICE shall be determined [select one]

[ X ] on the basis of actual Hours for which an Employee is paid or entitled to payment.

[     ]  on the basis of days worked.  An Employee shall be credited with ten
         (10) Hours of Service if under Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

[     ]  on the basis of weeks worked.  An Employee shall be credited with forty-five (45) Hours of Service if under Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

[     ]  on the basis of semi-monthly payroll periods.  An Employee shall be credited with ninety-five (95) Hours of Service if under Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

[     ]  on the basis of months worked.  An Employee shall be credited with one hundred ninety (190) Hours of Service if under Section 1.41 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

F.  Hours of Service [select one]

[  X  ]  shall

[     ]  shall not

    be credited for periods prior to the date an employer was part of an affiliated service group, controlled group of corporations, or a group of trades or businesses under common control with a participating Employer. If such Hours of Service shall be credited,

[  X  ]  all Hours of Service with such employer

[     ]  Hours of Service with such employer after [     ] [insert date] shall
         be counted.

Item 4:  COMPENSATION

A. Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under [check where applicable]

[  X  ]  section 125,

[  X  ]  section 402(a)(8),

[  X  ]  section 402(h), or

[  X  ]  section 403(b)

    of the Code shall be included as COMPENSATION for Plan purposes.

B.  COMPENSATION

[     ]  shall

[  X  ]  shall not

    include COMPENSATION earned by a Participant prior to his or her ENTRY
    DATE.

C. COMPENSATION for purposes of determining Employer contributions shall be measured over a twelve (12) consecutive month period [select one]

[     ]  measured by the PLAN YEAR beginning in the fiscal year of the Employer.

[     ]  measured by the PLAN YEAR ending in the fiscal year of the Employer.

[     ]  measured by the calendar year beginning in the fiscal year of the

         Employer.

[     ]  measured by the calendar year ending in the fiscal year of the
         Employer.

[  X  ]  measured by the calendar year [select one]

[     ]  ending immediately prior to

[  X  ]  ending during

   the PLAN YEAR for which the determination is made.

[     ]  beginning with each [     ] [insert month and day].

D. If the COMPENSATION of a Highly Compensated Employee and certain Family Members is limited by the provisions of Section 1.15(d), COMPENSATION available for Plan purposes shall be allocated as follows: [complete as applicable]

[    %]  of available COMPENSATION to the oldest Highly Compensated Employee in the family unit;

[    %]  of available COMPENSATION to such oldest Highly Compensated Employee's spouse;

[    %]  of available COMPENSATION to [     ]; [insert name of such oldest
         Highly Compensated Employee's child]

[    %]  of available COMPENSATION to [     ]; [insert name of such oldest
         Highly Compensated Employee's child]

[ X ] as determined in accordance with the provisions of Section 1.15(d) which apply if no election is made.

    If specific percentages are selected, and a Family Member ceases to be a Participant, the remaining percentages shall be adjusted proportionately.

Item 5:  NORMAL RETIREMENT AGE

NORMAL RETIREMENT AGE shall mean [select one]

[ X ] the day and month of the Participant's [ 65th ] [insert Age not later than 65] birthday]. All Participants who reach the Plan's Normal Retirement Age shall be entitled to the Employer Match for the Plan Year in which they reach Normal Retirement Age, without regard to employment on the last day of the Plan Year.

[     ]  the later of the day on which the Participant attains Age [     ]
         [insert Age no later than 65] or the [     ] [insert number no greater
         than 5] anniversary of the Participation Commencement Date.  [     ]the
         later of the day on which the Participant attains Age [     ] [insert
         Age no later than 65] or the Anniversary Date following his or her
         completion of [     ] Years of Service, but in no event later than
         the Participant's attainment of Age sixty-five (65).

[     ]  the later of the day on which the Participant attains Age [     ]
         [insert Age no later than 65] or the Anniversary Date following his
         or her completion of [     ] Years of Service, but in no event later
         than the later of the Participant's attainment of Age sixty-five (65) or the fifth (5th) anniversary of the Participation Commencement Date.

[     ]  the day on which the Participant attains Age [     ] [insert Age no
         later than 65] and completes [     ] Years of Participation, but in no
         event later than the Participant's attainment of Age sixty-five (65).

[     ]  the day on which the Participant attains Age [     ] [insert Age no
         later than 65] and completes [     ] Years of Participation, but in no
         event later than the later of the Participant's attainment of Age sixty-five (65) or the fifth (5th) anniversary of the Participation Commencement Date.

[     ]  [check if applicable] if, for PLAN YEARS beginning before January 1,
         1988, a Participant's Normal Retirement Age was determined with reference to an anniversary of his or her Participation Commencement Date that was more than five (5) but no greater than ten (10) years, and an anniversary of the Participation Commencement Date is relevant in determining a Participant's Normal Retirement Age, the anniversary of a Participant's Participation Commencement Date used to determine the Participant's Normal Retirement Age for a Participant who first commenced participation under the Plan before the first PLAN YEAR beginning on or after January 1, 1988, shall be the earlier of the tenth (10th) anniversary of the Participant's Participation Commencement Date (or the anniversary set forth in the Plan as applicable prior to that PLAN YEAR) or the fifth (5th) anniversary of the first day of the first PLAN YEAR beginning on or after January 1, 1988.

Item 6:  DISABILITY PROVISION [select one]

A.  Except as to any Elective Deferrals made by a Participant

[     ]  A Participant shall be fully vested on disability in accordance with Section 5.02.

[ X ] A Participant's vesting and distribution rights in the event of his or her disability will be the same as the benefits and distribution rights applicable on his or her termination of employment.

B.  A Participant who makes Elective Deferrals [select one]

[  X  ]  shall

[     ]  shall not

    receive the value of his Accrued Benefit on his Disability Date.

Item 7:  EMPLOYER CONTRIBUTION

A.  This Plan [select one]

[  X  ]  shall

[     ]  shall not

    include a cash or deferred arrangement.

    The provisions of the cash or deferred arrangement may be made effective as of the first day of the PLAN YEAR in which the cash or deferred arrangement is adopted. However, under no circumstances may a Salary Reduction Agreement or other deferral mechanism be adopted retroactively.

    NOTE: If the Plan does not include a cash or deferred arrangement, Items 7C through 7J should be left blank.

B. The Employer shall contribute for each Participant who either completes more than five hundred (500) Hours of Service during the PLAN YEAR or is employed on the last day of the PLAN YEAR [select one]

[  X  ]  the amount determined each year by its governing body.

[    %]  [insert percentage] of each Participant's COMPENSATION.

[    %]  [insert percentage] of the Employer's Net Profits for the fiscal
         year ending with or within the PLAN YEAR in excess of $[     ].

[     ]  no contribution.

         The Employer contribution shall be made [select one]

[  X  ]  whether or not the Employer has Net Profits for the year.

[     ]  only if the Employer has Net Profits for the year.

         The Employer contribution shall be allocated [select one]

[ X ] to all ELIGIBLE EMPLOYEES, whether or not the Employee has executed a Salary Reduction Agreement.

[     ]  only to those Employees who have executed a Salary Reduction
         Agreement.

C. If the Employer shall make contributions, such contributions may include [check applicable selections]

[  X  ]  Matching Contributions.

[  X  ]  Qualified Non-elective Contributions.

[     ]  Non-Qualified Employer Contributions.

C.1. If the Employer shall make Matching Contributions, such contributions shall be [select one]

[     ]  Qualified Matching Contributions at all times.

[ X ] Qualified Matching Contributions only if, at the time the contribution is made, the Employer advises the Committee that such contributions are Qualified Matching Contributions; otherwise, such contributions shall be Non-qualified Matching Contributions.

[     ]  Non-qualified Matching Contributions.

C.2 If the Employer shall make contributions other than Matching Contributions, such contributions shall be [select one]

[     ]  Qualified Non-elective Contributions at all times.

[ X ] Qualified Non-elective Contributions only if, at the time the contribution is made, the Employer advises the Committee that such contributions are Qualified Non-elective Contributions; otherwise such contributions shall be Non-qualified Matching Contributions.

[     ]  Non-Qualified Employer Contributions.

C.3. If the Employer shall make Matching Contributions, such contributions [select one]

C.3.a.  [     ]  shall be determined to be Matching Contributions only if, at the time the contribution is made, the Employer advises the Committee that such contributions are Matching Contributions, in which event such contributions shall be allocated to the Account of each Participant in accordance with the Elective
                 Deferrals of such Participant for the PLAN YEAR for which the Matching Contribution is made.

C.3.b.  [  X  ]  shall equal [ 30% ] [insert percentage] of the Elective
                 Deferrals of each Participant for the PLAN YEAR, but in no event greater than [ 1.5% ] [insert percentage, if applicable] of the Participant's COMPENSATION determined for the PLAN YEAR by the Employer.

C.3.c.  [     ]  shall equal [select one if applicable]

                 [    %]  [insert percentage] of the Elective Deferrals of
                          each Participant for the PLAN YEAR up to [    %]
                          [insert percentage] of the Participant's
                          COMPENSATION,

                 [    %]  [insert percentage] of the next [    %] [insert
                          percentage] of the Elective Deferrals of each
                          Participant for the PLAN YEAR up to [    %] [insert
                          percentage] of the Participant's COMPENSATION, and

                 [    %]  [insert percentage] of the next [    %] [insert
                          percentage] of the Elective Deferrals of each
                          Participant for the PLAN YEAR up to [    %] [insert
                          percentage] of the Participant's COMPENSATION.

C.3.d.  [     ]  shall be equal to the percentage of Elective Deferrals of a
                 Participant based on his COMPENSATION for the PLAN YEAR as follows: [select one if applicable]

                 [    %]  [insert percentage] if his COMPENSATION is less than
                          $[     ]; [insert dollar amount]

                 [    %]  [insert percentage] if his COMPENSATION is more than
                          the dollar amount chosen in the preceding selection,
                          but less than $[     ]; [insert dollar amount]

                 [    %]  [insert percentage] if his COMPENSATION is more than
                          the dollar amount chosen in the preceding selection,
                          but less than $[     ]; [insert dollar amount]

                 [    %]  [insert percentage] if his COMPENSATION is more than
                          the dollar amount chosen in the preceding selection.

C.3.e.  [     ]  shall be equal to the percentage of Elective Deferrals of a
                 Participant based on his [select one]

        [     ]  Years of Service

        [     ]  Years of Participation

                 as of the last day of the PLAN YEAR as follows: [select one if applicable]

                 [    %] [insert percentage] if the number of Years is less
                         than [     ] [insert number of Years];

                 [    %] [insert percentage] if the number of Years is more
                         than the number of Years chosen in the preceding
                         selection, but less than[     ]  [insert number of
                         Years];

                 [    %] [insert percentage] if the number of Years is more
                         than the number of Years chosen in the preceding selection.

C.4. If the Employer shall make Matching Contributions which are not qualified, such contributions shall be [select one]

[  X  ]  vested in accordance with the applicable schedule elected under
         Item 15.

[     ]  fully vested at all times.

C.5. In no event shall the Matching Contribution for any Employee exceed [complete if applicable]

$[     ].

[ 1.5%]  of the Participant's COMPENSATION.

[    %]  of the Elective Deferral of the Participant.

D.1.   The amount of Qualified Non-elective Contributions that are made under
       Item 7C.2 of this Adoption Agreement and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

[     ]  All such Qualified Non-elective Contributions.

[  X  ]  Such Qualified Non-elective Contributions that are needed to meet the
         Average Contribution Percentage test stated in Section 7.12 of the Plan.

D.2. The amount of Elective Deferrals made under Item 7A of the Adoption Agreement and taken into account as Contribution Percentage Amounts for purposes of calculating the Average Contribution Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be

[     ]  All such Elective Deferrals.

[  X  ]  Such Elective Deferrals that are needed to meet the Average
         Contribution Percentage test stated in Section 7.13 of the Plan.

E.1. Qualified Matching Contributions and Qualified Non-elective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages. In determining Elective Deferrals for the purpose of the ADP test, the Employer shall include:

[  X  ]  Qualified Matching Contributions

[  X  ]  Qualified Non-elective Contributions

     under this Plan or any other plan of the Employer, as provided by regulations under the Code.

E.2. The amount of Qualified Matching Contributions made under Item 7C.3. of this Adoption Agreement and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be [select one]:

[     ]  All such Qualified Matching Contributions.

[  X  ]  Such Qualified Matching Contributions that are needed to meet the
         Actual Deferral Percentage test stated in Section 7.12 of the Plan.

E.3. The amount of Qualified Non-elective Contributions made under Item 7C.2. of the Adoption Agreement and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be [select one]:

[     ]  All such Qualified Non-elective Contributions.

[ X ] Such Qualified Non-elective Contributions that are needed to meet the Actual Deferral Percentage test stated in Section 7.13 of the Plan.

F. If Elective Deferrals are permitted, a Participant may change the elections in his or her Salary Reduction Agreement [select one]

[     ]  annually, on the last day of the prior PLAN YEAR.

[  X  ]  annually, on the first day of the PLAN YEAR.

[     ]  on the last day of the sixth (6th) month of the PLAN YEAR, and on the last day of the PLAN YEAR.

[     ]  on the first day of the PLAN YEAR, and six months following the first day of the PLAN YEAR.

[     ]  on the last day of each quarter of the PLAN YEAR.

[     ]  on the first day of each quarter of the PLAN YEAR.

[     ]  at such times as the Committee may determine.

G. If Elective Deferrals are permitted, a Participant may elect to defer up to [select one if applicable]

[    %]  of his or her COMPENSATION.

[    %]  of his or her COMPENSATION, up to $[     ].

    In no event shall a Participant be permitted to make Elective Deferrals unless the Elective Deferral selected is at least [complete if applicable]

[    %]  [insert percentage, if applicable] of his or her COMPENSATION.
         $[     ]. [insert dollar amount, if applicable]

H.  A Participant [select one]

[     ]  shall

[  X  ]  shall not

    be able to assign Excess Elective Deferrals to the Plan.

    If the Participant can assign Excess Elective Deferrals to the Plan, such
    assignment must be made prior to [     ] [insert month and day] of
    each year.

I.  Forfeitures of Excess Aggregate Contributions shall be [select one]

[     ]  reallocated to the accounts of Participants who are not Highly
         Compensated Employees.

[  X  ]  applied to reduce Employer contributions.

J.  Forfeitures of Matching Contributions shall be [select one]

[     ]  reallocated to the accounts of Participants who are not Highly
         Compensated Employees.

[  X  ]  applied to reduce Employer contributions.

K.  All other forfeitures shall be [select one]

[     ]  allocated to Participant Accounts in the same manner as
         Non-qualified Employer Contributions in the PLAN YEAR in which the forfeiture is first recognized.

[     ]  used to reduce Non-qualified Employer Contributions in the PLAN
         YEAR in which the forfeiture is recognized. [select only if Non-qualified Employer Contributions are required]

[ X ] first used to reduce Matching Employer Contributions in the PLAN YEAR in which the forfeiture is recognized, then to reduce Non-qualified Employer Contributions, and then allocated to Participant Accounts in the same manner as Non-Qualified Employer Contributions.

L.  Forfeitures shall be deemed to occur [select one]

[ X ] on the last day of the PLAN YEAR in which termination of employment occurs.

[     ]  on the VALUATION DATE coincident with or next following a
         Participant's termination of employment.

[     ]  on the last day of the PLAN YEAR following a Participant's [     ]
         [insert number not in excess of five (5)] consecutive one-year Breaks in Service.

[     ]  on the VALUATION DATE coincident with or next following a Participant's

[     ]  [insert number not in excess of five (5)] consecutive one-year Breaks in Service.

Item 8:  ALLOCATION OF CONTRIBUTIONS

A. Employer contributions, other than Matching Contributions, shall be allocated [select one]

[ X ] to each Participant in the same proportion as his or her COMPENSATION bears to the COMPENSATION of all Participants.

[     ]  on an integrated basis.

B. If Employer contributions other than Matching Contributions are to be allocated on an integrated basis, the percentage of COMPENSATION in excess of the Integration Level shall be [select one]

[    %]  [insert percentage not greater than 5.7% if the Integration Level is the Taxable Wage Base, less than 20% of the Taxable Wage Base or
         $10,000]

[    %]  [insert percentage not greater than 5.4% if the Integration Level is more than 80% of the Taxable Wage Base but less than the Taxable Wage Base]

[    %]  [insert percentage not greater than 4.3% if the Integration Level is more than $10,000 and more than 20% of the Taxable Wage Base but less than 80% of the Taxable Wage Base]

[     ]  4.3% if the Integration Level is more than $10,000 and more than 20% of the Taxable Wage Base but less than 80% of the Taxable Wage Base for the Year, 5.4% if the Integration Level is more than 80% of the Taxable Wage Base but less than the Taxable Wage Base, and 5.7% if the Integration Level is either $10,000, 20% of the Taxable Wage Base or the Taxable Wage Base.

    The Integration Level shall be [select one]

[     ]  the Taxable Wage Base.

[$    ]  [insert dollar amount less than the Taxable Wage Base]

[    %]  of the Taxable Wage Base [insert percentage not in excess of 100%]

C.1. Non-Qualified Employer Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [select one]

[  X  ]  the last day of the PLAN YEAR.

[     ]  the first day of the PLAN YEAR.

[     ]  the following date or dates in each PLAN YEAR:

         [     ] [insert date(s)].

    Subject to the provisions of Section 2.09, an allocation of Non-qualified Employer Contributions [select one]

[     ]  shall

[  X  ]  shall not

    be made to the Account of a Participant who completes less than five hundred
    (500) Hours of Service during the PLAN YEAR.

    Subject to the provisions of Section 2.09, an allocation of Non-qualified Employer Contributions [select one]

[     ]  shall

[  X  ]  shall not

    be made to the account of a Participant who is not employed on the [select one]

[     ]  Allocation Date.

[  X  ]  last day of the PLAN YEAR.

C.2. Qualified Non-elective Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [select one]

[  X  ]  the last day of the PLAN YEAR.

[     ]  the first day of the PLAN YEAR.

[     ]  the following date or dates in each PLAN YEAR:

         [     ] [insert date(s)].

    Subject to the provisions of Section 2.09, an allocation of Qualified Non-elective Contributions [select one]

[     ]  shall

[  X  ]  shall not

    be made to the Account of a Participant who completes less than five hundred (500) Hours of Service during the PLAN YEAR.

    Subject to the provisions of Section 2.09, an allocation of Qualified Non-elective Contributions [select one]

[     ]  shall

[  X  ]  shall not

    be made to the account of a Participant who is not employed on the last day of the PLAN YEAR.

C.3. Matching Contributions shall be allocated to Participant Accounts as of an Allocation Date, which shall be [select one]

[     ]  the last day of the PLAN YEAR.

[     ]  the first day of the PLAN YEAR.

[  X  ]  the following date or dates in each PLAN YEAR:

         [ 3/31, 6/30, 9/30, 12/31 ]  [insert date(s)].

    Subject to the provisions of Section 2.09, an allocation of Matching Contributions [select one]

[     ]  shall

[  X  ]  shall not

    be made to the Account of a Participant who completes less than five hundred (500) Hours of Service during the PLAN YEAR.

    Subject to the provisions of Section 2.09, an allocation of Matching Contributions [select one]

[     ]  shall

[  X  ]  shall not

    be made to the account of a Participant who is not employed on the [select one]

[     ]  VALUATION DATE.

[  X  ]  last day of the PLAN YEAR.

D.  A Participant shall be permitted to direct the investment of [select one]

[     ]  no part of his or her Account.

[     ]  his or her Elective Deferrals only.

[  X  ]  his or her Account.

E. If directed investments are permitted, the investment alternatives shall be [select one]

[  X  ]  selected by the Committee in its sole discretion.

[     ]  such investments as the Participant may select.

    If directed investments are permitted, changes in investment decisions shall be made [select one]

[  X  ]  whenever the Participant wishes.

[     ]  at such times during the PLAN YEAR as the Committee shall determine, in its sole discretion.

F. For purposes of allocating gains and losses pursuant to Sections 10.02 and 10.03 [select one]

[ X ] a weighted average shall be used with reference to amounts attributable to contributions made during the PLAN YEAR.

[     ]  all contributions shall be treated as made on the last day of the
         PLAN YEAR.

Item 9:  MINIMUM AND MAXIMUM CONTRIBUTIONS

A. In no event shall the Employer Contribution for the PLAN YEAR for any Participant be in an amount less than [select one or leave blank]

[$    ]  [insert dollar amount].

[    %]  [insert percentage] of his or her COMPENSATION for the LIMITATION
         YEAR which [select one]

   [     ]     ends

   [     ]     begins

   in the PLAN YEAR.

B. In no event shall the Employer Contribution for the PLAN YEAR for any Participant be in an amount greater than [select one or leave blank]

[$    ]  [insert dollar amount].

[    %]  [insert percentage] of his or her COMPENSATION for the LIMITATION
         YEAR which [select one]

   [     ]     ends

   [     ]     begins

   in the PLAN YEAR.

Item 10:  VALUATION DATE

The VALUATION DATE shall be [check one and complete as necessary]

[     ]  the first day of the PLAN YEAR.

[  X  ]  the last day of the PLAN YEAR.

[     ]  the first day of the PLAN YEAR and the first day of the month beginning six (6) months later.

[     ]  the last day of the sixth (6th) month of the PLAN YEAR and the last day of the PLAN YEAR.

[     ]  the first day of each quarter of the PLAN YEAR.

[     ]  the last day of each quarter of the PLAN YEAR.

[     ]  [insert date or series of dates]
         [     ]


Item 11:  METHOD OF FUNDING

The Plan shall be funded as [select one]

[     ]  an Uninsured Plan.

[  X  ]  a Plan funded in part with life insurance or annuity Policies.

[     ]  a Fully Insured Plan.

Item 12:  PRERETIREMENT DEATH BENEFIT

A. If the Plan is an Uninsured Plan, the PRERETIREMENT DEATH BENEFIT shall be [select one]

[     ]  the Qualified Preretirement Survivor Annuity.

[     ]  the Participant's vested Accrued Benefit.

[  X  ]  the Participant's Accrued Benefit.

B. If the Plan is a Plan funded in part with life insurance Policies the PRERETIREMENT DEATH BENEFIT shall be [select one]

[     ]  the death benefit provided under any life insurance Policies issued on the Participant's life, but in no event less than the Qualified Preretirement Survivor Annuity.

[ X ] the death benefit provided under any life insurance Policies issued on the Participant's life, plus the value of the Participant's Account.

C. If the Plan is a Fully Insured Plan, the PRERETIREMENT DEATH BENEFIT shall be [select one]

[     ]  the death benefit provided under any life insurance Policies issued on the Participant's life, but in no event less than the Qualified Preretirement Survivor Annuity.

[     ]  the death benefit provided under any life insurance Policies issued on the Participant's life, plus the cash value of any annuity Policies held in the Participant's Account.

    In all cases, the Qualified Preretirement Survivor Annuity shall be paid in accordance with the provisions of Section 5.06(b) and any PRERETIREMENT DEATH BENEFIT in excess of the value of the Qualified Preretirement Survivor Annuity shall be paid in accordance with the provisions of
    Section 4.07.

D. The Spouse of a Participant [select one; if the guarantee is provided, the spouse need not be the Beneficiary of all life insurance proceeds]

[  X  ]  shall

[     ]  shall not

    be paid at least one-half (1/2) of the total death benefit payable as a result of the death of the Participant.

Item 13:  LIFE INSURANCE

A. If the Plan is an Insured Plan, the amount of life insurance to be purchased shall be [select one]

[     ]  determined in accordance with the elections made in Item 13B.

[  X  ]  determined by each Participant in accordance with the elections made in
         Item 13C.

[     ]  determined by the Committee in a nondiscriminatory manner.

B. In the event life insurance is to be purchased pursuant to the elections made in this Item 13B, the Committee shall direct the Trustee to use [select one if applicable]

[    %]  [insert percentage] of each annual Employer contribution to purchase ordinary life insurance.

[    %]  [insert percentage] of each annual Employer contribution to purchase term insurance.

[    %]  [insert percentage] of each annual Employer contribution to purchase a combination of ordinary life and term life insurance in such proportion as shall be determined by the Committee.

         In the event the percentage of annual Employer contribution set forth above shall be insufficient to pay the premium on Policies in force on a Participant's life during the PLAN YEAR immediately preceding the PLAN YEAR for which the determination is being made, the Committee shall, subject to the provisions of Section 3.07 [select one]

[     ]  direct the Trustee to pay such amount of the premium as is necessary from the Account of the Participant.

[     ]  direct the Trustee to surrender so much of the life insurance as is necessary to prevent the premium from exceeding the percentages elected in Item 13B.

[     ]  exercise its discretion to determine whether the premium should be paid or part of the life insurance surrendered.

    In addition to amounts available for insurance under other elections in the Adoption Agreement, amounts held in a Participant's Account for at least two (2) years [select one]

[     ]  shall

[     ]  shall not

    be available for the payment of life insurance premiums. If no election is made, such amounts shall be available.

    In addition to amounts available for insurance under other elections in the Adoption Agreement, amounts held in the account of a Participant who has been such for at least five (5) years [select one]

[     ]  shall

[     ]  shall not

    be available for the payment of life insurance premiums. If no election is made, such amounts shall be available.

C. If the Participant elects to have part of his or her Account invested in life insurance, such life insurance shall insure [select one]

[     ]  only the Participant's life.

[ X ] the Participant's life and/or the lives of others in whom the Participant has an insurable interest and on whose life the Participant elects to purchase such insurance.

    In the event the provisions of Section 3.07 shall prevent the payment of the premiums on Policies purchased in accordance with the direction of a Participant, the Committee shall direct the Trustee to surrender so much of the life insurance as is necessary to prevent the premium from exceeding the limitations set forth in Section 3.07 unless the Participant or some other person agrees to purchase such insurance from the Plan in accordance with the procedures set forth in applicable Prohibited Transaction Exemptions.

D. [Complete if applicable] In the event a Participant is entitled on initial entry to less than [$5,000] [insert amount not less than $2,000 or in excess of $5,000] of life insurance, until the Participant is entitled to such amount no Policy shall be issued on the life of such Participant.

E. [Complete if applicable] In the event a Participant is entitled as of any date to an increase in life insurance benefits that is less than [$1,000] [insert amount not more than $1,000] no life insurance Policy need be purchased until the Participant is entitled to at least the amount set forth as additional life insurance.

F. Additional life insurance shall be purchased on the life of a Participant until the Participant [select one]

[     ]  is within [     ] [insert number not greater than 5] years of his or
         her NORMAL RETIREMENT DATE.

[     ]  reaches his NORMAL RETIREMENT AGE.

[  X  ]  actually retires.

G.  The Committee [select one]

[     ]  shall purchase key man insurance.

[  X  ]  shall have the right to purchase key man insurance.

[     ]  shall not have the right to purchase key man insurance.

Item 14:  VOLUNTARY EMPLOYEE CONTRIBUTIONS

VOLUNTARY EMPLOYEE CONTRIBUTIONS [Complete if applicable]

If a voluntary contributions account is held under the Plan for a Participant, the Participant [select one if applicable]

[  X  ]  shall

[     ]  shall not
have the right to direct the investment of such account.

Item 15:  VESTING

A.  The following vesting schedule shall apply:  [select one]

[ X ] Vesting in the Accrued Benefit from Employer Contributions shall be twenty (20%) percent after two (2) Years of Service, with an additional twenty (20%) percent vesting for each additional Year of Service thereafter, up to a maximum vesting in the Accrued Benefit of one hundred (100%) percent.

[     ]  Vesting in the Accrued Benefit from Employer Contributions shall be
         [complete each percentage]

         [    %] [insert any percentage not less than zero] after one (1) Year of Service;

         [    %] [not less than 20%] after two (2) Years of Service;

         [    %] [not less than 40%] after three (3) Years of Service;

         [    %] [not less than 60%] after four (4) Years of Service;

         [    %] [not less than 80%] after five (5) Years of Service;

         100% after six (6) Years of Service.

[     ]  Vesting in the Accrued Benefit from Employer Contributions shall be
         one hundred (100%) percent after [     ] [insert a number no greater
         than 3] Years of Service.

[     ]  Vesting in the Accrued Benefit from Employer Contributions shall be one hundred (100%) percent at all times.

B.  [Not applicable]

C. Years of Service with the Employer shall be counted to determine the nonforfeitable percentage in such Employee's Accrued Benefit from Employer Contributions based on the following elections: [select applicable exclusions]

[     ]  all Years of Service will be counted.

[  X  ]  Years of Service completed before the Participant attained Age eighteen
         (18) shall not be included.

[     ]  Years of Service during a period for which the Employee made no mandatory contributions shall not be included.

[     ]  Years of Service completed before the Employer maintained this Plan or a predecessor Plan shall not be included.

[     ]  Years of Service before January 1, 1971, unless the Employee has at least three (3) Years of Service after December 31, 1970 shall not be included.

[     ]  Years of Service before the effective date of ERISA shall not be included if such Years would have been disregarded under the break in service rules of the Plan or prior plan in effect from time to time before such date. For this purpose, break in service rules are rules which result in the loss of prior vesting or benefit accruals, or deny an Employee eligibility to participate by reason of separation or failure to complete a required period of service within a specified period of time.

D. Years of Service for purposes of determining a Participant's nonforfeitable percentage in his or her Accrued Benefit (the vesting computation period) shall be measured over [select one]

[  X  ]  the PLAN YEAR.

[     ]  the twelve (12) consecutive month periods measured from the date the
         Participant performs his or her first Hour of Service and each anniversary thereof.

[     ]  the twelve (12) consecutive month period measured from each [     ]
         [insert month and day].

E. [Complete if applicable] For purposes of measuring a Year of Participation or Service for accrual purposes, a Participant will be credited with a Year
    of Participation or Service only if he or she completes at least [     ]
    [insert number] Hours of Service during the accrual computation period.

    [Complete if applicable] For purposes of measuring a Year of Participation or Service for vesting purposes, a Participant will be credited with a Year
    of Participation or Service only if he or she completes at least [     ]
    [insert number not less than 1,000] Hours of Service during the vesting computation period.

Item 16:  PLAN YEAR and LIMITATION YEAR

The PLAN YEAR shall be [select one]

[     ]  the twelve (12) consecutive month period which coincides with the
         LIMITATION YEAR.

[  X  ]  the twelve (12) consecutive month period commencing on the EFFECTIVE
         DATE and each anniversary thereof.

[     ]  the twelve (12) consecutive month period commencing on [     ] [insert
         month and day] and each anniversary thereof.

The LIMITATION YEAR shall be [select one]

[  X  ]  the PLAN YEAR.

[     ]  the twelve (12) consecutive month period commencing on [     ] [insert
         month and day] and each anniversary thereof.

Item 17:  TOP-HEAVY DETERMINATIONS

A.  For purposes of establishing present value to compute the Top-Heavy
    Ratio, any benefit shall be discounted based on the following assumptions:
    [select one]

[ X ] the UP-84 mortality table and interest at the rate of six (6%) percent for both preretirement and post-retirement purposes.

[     ]  Preretirement [complete both items; if no mortality table is used, insert "None"]

             Interest rate [    %]

             Mortality Table [     ]

             Other [insert assumptions]
             [     ]

[     ]  Post-Retirement [complete both interest and mortality items; complete cost of living only if applicable]

             Interest rate [    %]

             Mortality Table [     ]

             Cost of Living [     ]

             Other [insert assumptions]

             [     ]

B. For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be [select one]

[ 12/31 ] [insert date used for computing Plan costs for minimum funding, regardless of whether a valuation is performed every year].

[     ]  the Valuation Date of the defined benefit plan.

C.  Top-Heavy Minimums will be satisfied by [select one]

[  X  ]  this Plan.

[     ]  another Plan.

    If the Top-Heavy Minimums will be satisfied by another plan, insert the
    name of such other plan: [     ].

D. An Employer who maintains both a defined benefit and defined contribution plan which are Top-Heavy Plans shall provide a minimum benefit or contribution in the [select one]

[     ]  defined benefit

[  X  ]  defined contribution

    plan equal to

    [if the defined benefit plan is selected]

[    %]  of average COMPENSATION for the five (5) highest consecutive years after January 1, 1984, expressed as a life annuity commencing at the Participant's NORMAL RETIREMENT DATE, for each PLAN YEAR after
         [insert date] [     ] [     ] up to a maximum monthly pension of
         [    %] [insert percentage not less than 20%] of such average
         COMPENSATION.

    [if the defined contribution plan is selected]

[   5%]  of Annual COMPENSATION for each PLAN YEAR after [insert date]
         [ 1/1/93 ].

    The provisions of this Item are subject to the provisions of Section
    15.08.

Item 18:  PARTICIPANT LOANS

Loans to Participants and their Beneficiaries [select one]

[  X  ]  are allowed.

[     ]  are not allowed.

If loans are available to Participants, interest paid on such loans

[  X  ]  shall

[     ]  shall not

be allocated to the Accrued Benefit of the Participant or Beneficiary borrowing the amount.

Item 19:  BENEFIT DISTRIBUTIONS

A. A Participant who reaches his or her NORMAL RETIREMENT AGE but does not retire shall commence to receive his or her benefits [select one]

[     ]  at his or her NORMAL RETIREMENT DATE.

[     ]  at his or her Actual Retirement Date.

[  X  ]  at any time elected by the Participant after his or her NORMAL
         RETIREMENT DATE.

B. If benefits are not paid to a Participant who reaches his or her NORMAL RETIREMENT AGE but does not retire, such benefits shall be [select one]

[     ]  invested as part of Trust assets, with gains and losses allocated proportionately to the Participant's Account.

[ X ] invested in the manner directed by the Participant, with the assets chosen by the Participant held in the Participant's Account.

C. A Participant who terminates employment prior to his or her NORMAL RETIREMENT DATE shall be entitled to a distribution of his or her benefits [select one]

[  X  ]  upon termination of employment.

[     ]  upon the last day of the PLAN YEAR in which termination of employment occurs.

[     ]  upon termination of employment as a result of a disability as defined in Section 5.03.

[     ]  upon the occurrence of a one-year Break in Service.

[     ]  upon the occurrence of five one-year Breaks in Service.

[     ]  only upon the earlier of his or her death or attainment of his or her NORMAL RETIREMENT AGE.

[     ]  upon the VALUATION DATE coincident with or next following termination of employment.

D. A Spouse who is entitled to a Qualified Preretirement Survivor Annuity [select one]

[  X  ]  shall

[     ]  shall not

    be entitled to receive the Annuity in the form of a lump sum.

E. A Participant shall be entitled to receive a distribution of his rollover account as defined in Section 5.12 [select one]

[  X  ]  at any time he or she requests.

[     ]  at the same time as a distribution can be made from the Plan of all or any part of his Accrued Benefit.

F. [Insert percentage if applicable] In lieu of a Qualified Joint and Survivor Annuity paying a survivor annuity of fifty (50%) percent, the survivor annuity payable under the Qualified Joint and Survivor Annuity
    Form shall be [    %] [not less than fifty (50%) percent or more than one
    hundred (100%) percent] of the amount of the annuity payable during the joint lives of the Participant and spouse.

G. Distributions to a Participant in a profit sharing Plan shall be available [select applicable choices]

[     ]  of any amounts held in the Participant's Account for at least two (2)
         years.

[     ]  of any amounts held in the Participant's Account if the Participant has participated in the Plan for at least five (5) years.

[ X ] only at the times and to the extent selected for distributions of Employer contributions in other Items in the Adoption Agreement.

Item 20:  OPTIONAL FORMS

A. Benefits shall be payable to a Participant only in one of the following forms: [complete only if the safe harbor rule of Section 5.06(b)(6) is to apply]

[  X  ]  a lump sum.

[     ]  a period certain as elected by the Participant, but not in excess
         of [     ] [insert period no greater than 20] years.

B. If the safe harbor rule of Section 5.06(b)(6) is not to apply, benefits payable to a Participant shall be payable in any one of the following forms, in addition to the form of a Qualified Joint and Survivor Annuity:
    [check all applicable forms]

[     ]  an annuity for the life of the Participant.

[     ]  an annuity for the life of the Participant, with up to [     ] [select
         number of payments not in excess of 240] monthly payments guaranteed.

[     ]  a lump sum.

[     ]  a joint and survivor annuity with spouse with [     ] [insert % not
         more than 100%, or insert the word "any"] of the monthly pension payable to the Participant to be paid to the spouse following the death of the Participant.

[     ]  subject to the provisions of Section 5.06, a joint and survivor
         annuity with any person with [     ] [insert % not more than 100%, or
         insert the word "any"] of the monthly pension payable to the Participant to be paid to such person on the death of the Participant.

[     ]  all of the optional forms listed above.

[     ]  the following additional optional forms: [complete as applicable]

         1.   [     ]

         2.   [     ]

         3.   [     ]

         4.   [     ]

         5.   [     ]

C. If benefits are payable in a lump sum under any optional form, such benefits shall be payable [select as applicable]

[  X  ]  in any case in which the Participant so elects.

[     ]  only if the lump sum benefit has a value less than [$    ] [insert
         dollar amount].

[     ]  only if the Participant executes an agreement not to compete with the Employer.

D.  Benefits payable to a Participant

[     ]  can only be paid in one of the optional forms set forth in Item 20A.

[ X ] can be converted to an account balance and paid in accordance with the provisions of section 401(a)(9) of the Code, as they apply to distributions from an account balance.

Item 21:  ROLLOVER ACCOUNTS

A.  Rollover accounts [select one]

[  X  ]  are permitted.

[     ]  are not permitted.

B. If rollover accounts are permitted, the directed investment of rollover accounts by the Participant [select one, if applicable]

[  X  ]  is permitted.

[     ]  is not permitted.

Item 22:  LIMITATIONS ON BENEFITS

If the Employer maintains or ever maintained another qualified plan other than a paired plan 01-001, 01-005, 02-001 or 02-003 in which any Participant in this Plan is or was a Participant or could possibly become a Participant, the Employer adopting this Plan must complete this Item. The Employer must also complete this Item if it maintains a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

A. If the Participant is covered under another qualified defined contribution Plan maintained by the Employer, other than a master or prototype plan [select one]

[ X ] the provisions of Section 8.02 shall apply as if the other plan were a master or prototype plan.

[     ]  [state method under which the plans will limit total Annual
         Additions to the Maximum Permissible Amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion]

B. If the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer [state method which satisfies the
    1.0 limitation of section 415(e) of the Code and precludes Employer discretion]

Item 23:  MISCELLANEOUS

A. An Employer who has ever maintained or who later adopts any plan, including a welfare benefit fund as defined in section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts for Key Employees as defined in section 419A(d)(3) of the Code, or an individual medical account as defined in section 415(l)(2) of the Code, in addition to this Plan, other than a paired plan 01-001, 01-005, 02-001 or 02-003, may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that his or her plans are qualified application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

B. This Adoption Agreement may be used only in conjunction with The GUARDIAN Defined Contribution Prototype Plan and Trust Agreement.

C. In the event this Adoption Agreement is improperly completed, the Plan may not be qualified under section 401(a) of the Internal Revenue Code.

D. The Sponsor will inform each adopting Employer of any amendments made to the Plan or the abandonment or discontinuance of the Plan.

E.  The name, address and telephone number of the Sponsor are:

    The Guardian Life Insurance Company of America

    201 Park Avenue South
    New York, New York 10003
    (212) 598-8000

    If life insurance policies have been purchased from the Guardian, ask for the Pension Division Service Department.

    If annuities or investments have been purchased from either the Guardian Insurance & Annuity Company, Inc. or the Park Avenue Portfolio, ask for the Equities Department.

    If no products have been purchased from the Guardian, the Guardian can not respond to any communications concerning this document.

   THESE DOCUMENTS ARE INTENDED TO BE PART OF A PROTOTYPE PLAN. THE INTERNAL REVENUE SERVICE GIVES PROTOTYPE PLANS SPECIAL RELIANCE BY PRE-APPROVING PLAN LANGUAGE. THAT RELIANCE IS ONLY AVAILABLE IF EACH EMPLOYER SPONSORING THE PLAN MAKES AMENDMENT S ON A TIMELY BASIS WHEN SUCH AMENDMENTS ARE REQUIRED. SUCH AMENDMENTS ARE MADE BY THE PLAN SPONSOR, AND FORWARDED TO EACH INDIVIDUAL EMPLOYER SPONSORING THE PLAN. THE PLAN CAN LOSE ITS QUALIFICATION IF THE EMPLOYER FAILS TO MAKE THE NECESSARY AMENDMENTS.

   AS SPONSOR OF THIS PROTOTYPE, THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA WILL ACCEPT THE RESPONSIBILITY FOR ADVISING YOU OF THE AMENDMENTS MADE TO THE PLAN ONLY IF YOU TAKE THE FOLLOWING STEPS:

     1. AFTER YOU ADOPT THE PROTOTYPE, IF SUCH ADOPTION IS THE FIRST TIME YOU HAVE USED THE GUARDIAN STANDARDIZED PROFIT SHARING 401 (K) PLAN, YOU MUST FORWARD AN ORIGINAL COPY OF THE ADOPTION AGREEMENT TO THE GUARDIAN AT THE ADDRESS LISTED BELOW:

         The Guardian Life Insurance Company of America
         201 Park Avenue South
         New York, New York 10003
         Attn:   Executive Benefits Service Department  13-A

         PLEASE NOTE: IF YOU HAVE PURCHASED NEITHER LIFE INSURANCE OR INVESTMENTS FROM THE GUARDIAN LIFE INSURANCE COMPANY, THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. OR THE PARK AVENUE PORTFOLIO AS PART OF THE FUNDING OF THIS PLAN OR ANOTHER QUALIFIED PLAN YOU MAINTAIN FOR YOUR EMPLOYEES, YOU MAY NOT USE THIS DOCUMENT AS A PROTOTYPE PLAN.

     2.  WHEN THE GUARDIAN RECEIVES THE EXECUTED DOCUMENTS, THE DOCUMENTS
         WILL BE COUNTERSIGNED AND A COPY RETURNED TO YOU. UNTIL YOU RECEIVE THE COUNTERSIGNED COPY, YOU CAN NOT RELY UPON THE GUARDIAN TO NOTIFY YOU OF ANY AMENDMENTS NECESSARY TO MAINTAIN THE QUALIFICATION OF YOUR PLAN UNDER APPLICABLE PROVISIONS OF THE TAX AND PENSION LAW. THE GUARDIAN WILL ACCEPT NO RESPONSIBILITY FOR SUCH COMPLIANCE UNLESS YOU HAVE IN YOUR POSSESSION A COPY OF THE ADOPTION AGREEMENT COUNTERSIGNED BY AN OFFICE R OF THE GUARDIAN. OFFICERS OF THE GUARDIAN INCLUDE ONLY HOME OFFICE PERSONNEL, AND DO NOT INCLUDE ANY FIELD SERVICE PERSONNEL.

     3. THE GUARDIAN WILL ACCEPT NO RESPONSIBILITY IN THE EVENT YOU DO NOT RECEIVE A COUNTERSIGNED COPY OF THE ADOPTION AGREEMENT AFTER FORWARDING SAME TO THE GUARDIAN. YOU ARE SOLELY RESPONSIBLE FOR OBTAINING SUCH COUNTERSIGNED COPY, AND IF YOU DO NOT OBTAIN SAME FOR ANY REASON, WHETHER OR NOT THE FAULT OF THE GUARDIAN, THE GUARDIAN SHALL HAVE NO RESPONSIBILITY FOR ANY DIRECT, INDIRECT OR

         CONSEQUENTIAL DAMAGES RESULTING FROM THE FAILURE TO MAINTAIN PLAN QUALIFICATION.

   IN WITNESS WHEREOF, the Employer and the Committee, respectively, have caused these presents to be signed by their duly authorized representatives and have caused their respective corporate seals, where required, to be hereunto affixed, the day an d year written below.

[   MAY 8, 1995 ]
      (DATE)                     Employer

                            BY:  s/ D.S. Michael
                                  Authorized Signature  Title

                                 [     ]
                                      Committee Member

                                 [     ]
                                      Committee Member

                                 [     ]
                                      Committee Member

If no separate trust agreement is signed, the Trustees should sign below. Unless the Trustee is a corporate Trustee, there must be at least two Trustees.

                                 s/ D.S. Michael
                                      Trustee

                                 s/ Keikhosrow Irani
                                      Trustee

                                 s/ Jacqueline P. Michael
                                      Trustee


This plan is a prototype sponsored by The Guardian Life Insurance Company of America. However, the following counter-signature shall not be construed as approval of the plan or its terms, nor a representation that the undersigned has reviewed the plan in any manner or to any extent.

s/ Joyce V. Gordon
----------------------------
Authorized signature
Joyce V. Gordon
2nd Vice President, Pensions


APPENDIX

The following Employers, by execution of this Appendix, hereby adopt the terms and conditions of the Plan to which this Appendix is attached:

Name of Employer:      [     ]

Address of Employer:   [     ]

                       [     ]

Signature of Authorized Representative:  [     ]
                                         Title

Name of Employer:      [     ]

Address of Employer:   [     ]

                       [     ]

Signature of Authorized Representative:  [     ]
                                         Title

Name of Employer:      [     ]

Address of Employer:   [     ]

                       [     ]

Signature of Authorized Representative:  [     ]
                                         Title